UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VINCO VENTURES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1 West Broad Street, Suite 1004,

Bethlehem, Pennsylvania 18018

(866) 900-0992

September [  ], 2021

Dear Stockholder:

We would like to extend a personal invitation for you to join us at the 2021 Annual Meeting of Stockholders which will be held on Thursday, October 14, 2021, at 9:30 a.m. Eastern Time at The Del Monte Lodge Renaissance Rochester Hotel & Spa, 41 N. Main St., Pittsford, New York 14534.

Your attention is directed to the Notice of Annual Meeting of Stockholders and Proxy Statement enclosed with this letter which describes the formal business to be transacted at the meeting. If you would like another copy of this Proxy Statement, please send your request to: Brett Vroman, Corporate Secretary, 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania, 18018. It is also available on the Internet at https://investors.vincoventures.com. Following the meeting, we will discuss the status of our business and answer appropriate questions.

At this year’s Annual Meeting, the agenda includes: (1) the election of the five (5) directors named in the accompanying Proxy Statement; (2) a proposal to ratify the appointment of our independent registered public accounting firm; (3) a proposal to approve the Vinco Ventures, Inc. 2021 Equity Incentive Plan; and (4) a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the following issuances, all of which issuances are subject to a 9.9% blocker, in connection with the conversion or exercise by a single accredited investor of (i) June 4, 2021 warrants to purchase up to 27,821,829 shares at an exercise price of $3.30 per share, (ii) a July 22, 2021 $120,000,000 Senior Secured Convertible Note convertible into 30,000,000 shares at a conversion price of $4.00 per share, (iii) July 22, 2021 warrants to purchase up to 32,697,548 shares at an exercise price of $4.00 per share, (iv) July 23, 2021 warrants to purchase up to 1,007,194 shares at an exercise price of $2.78 per share, (v) August 18, 2021 Series A Warrants to purchase up to 20,500,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series A Warrants, (vi) August 18, 2021 Series B Warrants to purchase up to 2,000,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the August 18, 2021 Series B Warrants, (vii) September 1, 2021 Series A Warrants to purchase up to 20,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series A Warrants, and (viii) September 1, 2021 Series B Warrants to purchase up to 2,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the September 1, 2021 Series B Warrants, in each case without limitation and subject to any adjustment as set forth therein without any floor to the conversion price or exercise price, including any voluntary adjustments to the exercise price that we may elect to make pursuant to Section 2(e) of each of the warrants and any voluntary adjustment to the conversion price of the Senior Secured Convertible Note pursuant to Section 7(c) thereof.

The Board of Directors recommends that you vote FOR each of the four proposals noted above.

It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting in person. You may vote by completing, signing, dating and returning the Proxy Card that accompanies these printed materials. Submitting your vote by Proxy Card will not affect your right to vote in person if you decide to attend the meeting.

We look forward to seeing you at the 2021 Annual Meeting of Stockholder.

Sincerely,

Christopher B. Ferguson
Chief Executive Officer

VINCO VENTURES, INC.

1 West Broad Street, Suite 1004,

Bethlehem, Pennsylvania 18018

(866) 900-0992

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 14, 2021

The Annual Meeting will be held on Thursday, October 14, 2021, at 9:30 a.m. Eastern Time, at The Del Monte Lodge Renaissance Rochester Hotel & Spa. 41 N. Main St., Pittsford, NY 14534.

	Annual Meeting Proposals	Recommendation of the Board
(1)	To elect five (5) directors to serve on our Board of Directors until our next Annual Meeting of Stockholders or until successors have been duly elected and qualified.	FOR Each of the nominees

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm to serve for the 2021 fiscal year.	FOR

(3)	To approve the Vinco Ventures, Inc. 2021 Equity Incentive Plan (the “2021 Plan”).

(4)	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the following issuances, all of which issuances are subject to a 9.9% blocker, in connection with the conversion or exercise by a single accredited investor of (i) June 4, 2021 warrants to purchase up to 27,821,829 shares at an exercise price of $3.30 per share, (ii) a July 22, 2021 $120,000,000 Senior Secured Convertible Note convertible into 30,000,000 shares at a conversion price of $4.00 per share, (iii) July 22, 2021 warrants to purchase up to 32,697,548 shares at an exercise price of $4.00 per share, (iv) July 23, 2021 warrants to purchase up to 1,007,194 shares at an exercise price of $2.78 per share, (v) August 18, 2021 Series A Warrants to purchase up to 20,500,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series A Warrants, (vi) August 18, 2021 Series B Warrants to purchase up to 2,000,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the August 18, 2021 Series B Warrants, (vii) September 1, 2021 Series A Warrants to purchase up to 20,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series A Warrants, and (viii) September 1, 2021 Series B Warrants to purchase up to 2,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the September 1, 2021 Series B Warrants, in each case without limitation and subject to any adjustment as set forth therein without any floor to the conversion price or exercise price, including any voluntary adjustments to the exercise price that we may elect to make pursuant to Section 2(e) of each of the warrants and any voluntary adjustment to the conversion price of the Senior Secured Convertible Note pursuant to Section 7(c) thereof.	FOR

(5)	To transact such other business, if any, as may properly come before the 2021 Annual Meeting or any adjournment thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting.

The Board of Directors has fixed the close of business on September 15, 2021, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the ten (10) calendar days prior to the Annual Meeting and online during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote during the meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Brett Vroman
Brett Vroman
Corporate Secretary

September __, 2021

TABLE OF CONTENTS

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

VINCO VENTURES, INC.

1 West Broad Street, Suite 1004,

Bethlehem, Pennsylvania 18018

(866) 900-0992

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 14, 2021

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” “Vinco Ventures” or “Vinco” refer to Vinco Ventures, Inc., a Nevada corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Vinco Ventures, Inc. to be voted at the 2021 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on Thursday, October 14, 2021, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated September __, 2021 and are expected to be first sent or given to stockholders on or about September 22, 2021.

The executive offices of the Company are located at, and the mailing address of the Company is 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 14, 2021:

This document is the Proxy Statement of Vinco Ventures, Inc. for the 2021 Annual Meeting of Stockholders, or the “Annual Meeting,” to be held on October 14, 2021, at 9:30 a.m. Eastern Time at The Del Monte Lodge Renaissance Rochester Hotel & Spa, 41 N. Main St., Pittsford, NY 14534. This document and the enclosed Proxy Card are first being mailed or given to stockholders on or about September 22, 2021.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	To elect five directors to serve on our Board of Directors until our 2022 Annual Meeting of Stockholders or until successors have been duly elected and qualified (“Proposal 1”).

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm to serve for the 2021 fiscal year (“Proposal 2”).

(3)	To approve the Vinco Ventures, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) (“Proposal 3”).

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(4)

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the following issuances, all of which issuances are subject to a 9.9% blocker, in connection with the conversion or exercise by a single accredited investor of (i) June 4, 2021 warrants to purchase up to 27,821,829 shares at an exercise price of $3.30 per share, (ii) a July 22, 2021 $120,000,000 Senior Secured Convertible Note convertible into 30,000,000 shares at a conversion price of $4.00 per share, (iii) July 22, 2021 warrants to purchase up to 32,697,548 shares at an exercise price of $4.00 per share, (iv) July 23, 2021 warrants to purchase up to 1,007,194 shares at an exercise price of $2.78 per share, (v) August 18, 2021 Series A Warrants to purchase up to 20,500,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series A Warrants, (vi) August 18, 2021 Series B Warrants to purchase up to 2,000,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the August 18, 2021 Series B Warrants, (vii) September 1, 2021 Series A Warrants to purchase up to 20,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series A Warrants, and (viii) September 1, 2021 Series B Warrants to purchase up to 2,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the September 1, 2021 Series B Warrants, in each case without limitation and subject to any adjustment as set forth therein without any floor to the conversion price or exercise price, including any voluntary adjustments to the exercise price that we may elect to make pursuant to Section 2(e) of each of the warrants and any voluntary adjustment to the conversion price of the Senior Secured Convertible Note pursuant to Section 7(c) thereof

(“Proposal 4”).

(5)	To transact such other business, if any, as may properly cone before the 2021 Annual Meeting or any adjournment thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one copy of the proxy materials, this Proxy Statement and the proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a copy of the proxy materials and a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on September 15, 2021 (the “Record Date”). On the Record Date, [●] shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Annual Meeting. Our Second Amended and Restated Bylaws prohibits cumulative voting rights.

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting, or (b) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Nevada Agency & Transfer Company, the Company’s stock transfer agent and registrar, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

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What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 2 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1, Proposal 3, and Proposal 4.

What if I attend the Annual Meeting and abstain or do not vote?

For purposes of the Annual Meeting, an abstention occurs when a stockholder attends the meeting and does not vote or returns a proxy with an “abstain” vote. If you are a stockholder that attends the Annual Meeting and fails to vote on any proposal presented at such meeting, or if you respond to such proposals with an “abstain” vote, your failure to vote or “abstain” vote in each case will have no effect on the vote count for such proposals.

What is Nasdaq Listing Rule 5635(d)?

Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of: (i) the Nasdaq official closing price immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq official closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person by attending the Annual Meeting, or to vote by proxy, you may choose one of the following methods to vote your shares:

●	At the Meeting: you may vote in person by attending the Annual Meeting at which you will receive a ballot.

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the proxy card that is sent to you, when you access this voting site.

●	Via telephone: call 1-855-682-2023 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the proxy card that is sent to you, when you call.

●	Via mail: if you would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy includes with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Chris Ferguson and Brett Vroman to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” the proposals as to which you provide no voting instructions in accordance with the Board’s recommendation. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

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If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” In such case, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. You should follow the voting instructions on any form that you receive from your broker or nominee. The availability of telephone and Internet voting for shares held in street name will depend on your broker’s or nominee’s voting process. Please refer to the instructions in the materials provided in the proxy card provided to you for information on the available voting methods. In addition, as the beneficial holder of shares, you are entitled to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

Pursuant to The Nasdaq Stock Market (“Nasdaq”) rules, if your shares are held in street name and you do not give voting instructions to the record holder, the record holder will not be permitted to vote your shares with respect to Proposal 1, Proposal 3 and Proposal 4, and your shares will be considered “broker non-votes” with respect to these proposals. However, the record holder will be entitled to vote your shares with respect to Proposal 2 even if you do not give voting instructions. We urge you to give voting instructions to your broker or nominee on all proposals. Broker non-votes will be treated as shares present for quorum purposes, but are not considered votes for or against any proposal. Therefore, broker non-votes will not affect the outcome of any proposal.

Who counts the votes?

All votes will be tabulated by Broadridge Financial Solutions Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

With respect to Proposal 1, you may vote “FOR” a director nominee or may “WITHHOLD” your vote for a director nominee. Withheld votes will be treated as present at the meeting for purposes of establishing a quorum for the meeting and for purposes of the vote on the particular matter. A withheld vote will have no effect on Proposal 1.

With respect to Proposal 2, Proposal 3 and Proposal 4 you may vote “FOR” or “AGAINST” such matter or may “ABSTAIN” from voting on such matter. Abstentions will be treated as present at the meeting for purposes of establishing a quorum for the meeting and for purposes of the vote on the particular matter. Abstentions are not a vote cast, however, and therefore will have no effect on the outcome of the votes on Proposal 2, Proposal 3 and Proposal 4.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” Proposal 1.

“FOR” Proposal 2.

“FOR” Proposal 3.

“FOR” Proposal 4.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” Proposal 1.

“FOR” Proposal 2.

“FOR” Proposal 3.

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“FOR” Proposal 4.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to Proposal 1, Proposal 3 and Proposal 4, but will be able to vote those shares with respect to Proposal 2. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time before it is voted at the Annual Meeting by any of the following means:

●	Attending the Annual Meeting and voting again during the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares during the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

●	Voting again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy that is submitted prior to the Annual Meeting will be counted).

●	Giving written notice of revocation to the Company addressed to Brett Vroman, Corporate Secretary, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on October 13, 2021.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

With respect to Proposal 1, if a quorum is present, directors are elected by a plurality of the votes cast at the Annual Meeting. For purposes of the election of directors, failures to vote, “WITHHOLD” votes and broker non-votes will have no effect on the result of the vote.

With respect to Proposal 2, Proposal 3 and Proposal 4, the proposal will be approved if it receives the affirmative vote of the holders of a majority of the shares of our common stock who, being present either in person or by proxy and entitled to vote on such matter, cast a vote on such proposal. However, with respect to Proposal 2, the Board’s audit committee is not bound by either an affirmative or negative vote. The audit committee will consider a vote against Marcum LLP by the stockholders in selecting the Company’s independent registered accounting firm in the future.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting and, therefore, will have no effect on the outcome of any of the proposals.

How are abstentions and broker non-votes treated?

Any stockholders who is present at the Annual Meeting, either in person, or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”

An abstention or failure to instruct your broker how to vote with respect to any proposal will not be counted as an affirmative or negative vote and will have no effect on the outcome of the vote with respect to all proposals. Brokers who have not received voting instructions from the beneficial owner do not have discretionary authority to vote on the election of directors in Proposal 1 or on Proposal 3 or Proposal 4. Therefore, while broker non-votes will not be considered in the vote totals with respect to Proposal 1, Proposal 3 and Proposal 4, if you do not give your broker specific instructions on how to vote your shares with respect to Proposal 2, your broker may vote your shares at its discretion.

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Do I have any dissenter’s or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenter’s or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. Officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact Brett Vroman, Corporate Secretary, at (866) 900-0992.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Second Amended and Restated Bylaws (the “Bylaws”) provide that our Board of Directors shall consist of between three (3) and seven (7) directors. The exact number of directors will be fixed from time to time by resolution of the Board of Directors of the Company. Currently, our directors are elected annually, at our annual meeting of stockholders. Our Board of Directors currently consists of five (5) directors: Christopher B. Ferguson, Louis Foreman, Kevin O’Donnell, Mary Ann Halford, and Frank Jennings. At the Annual Meeting, we are proposing the election of five (5) new directors to take office immediately following the Annual Meeting. Each director elected at the Annual Meeting will serve until his or her successor is duly elected and qualified at the next Annual Meeting or until his or her earlier death, disqualification, resignation, or removal. The nominees for appointment to the board of directors of the Company are Lisa King, Roderick Vanderbilt, Michael J. DiStasio, Elliot Goldstein and Phillip A. McFillin.

The Board of Directors believes that each nominee has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The biographies set forth below, reflect the particular experience, qualifications, attributes and skills that led the Board of Directors to conclude that each nominee should serve on the Board of Directors.

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Lisa King has more than 25 years of professional experience as a senior marketing and branding leader, C-suite executive, and consultant. She is highly skilled in needs assessment and strategic planning and aligns leadership development, consulting, and marketing expertise with her employer’s strategic goals and brands. From January 2021 to the present, Ms. King has served as the Chief Executive officer for ZASH Global Media & Entertainment Corp. (“ZASH”) where she, together with ZASH’s corporate founders, led the development of ZASH’s short- and long-term business strategies. In 2020 Ms. King founded, and she currently works with, Magnifi U Inc., a subscription-based, personalized learning experience platform focused on personal and professional development, available on any device with a sophisticated recommendation engine tied to assessment results and learner activity on the platform. From 2018-2020 she worked for Daneli Partners, LLC (“Daneli”), a company she co-founded, as President and Author. Daneli is a leadership development company delivering instruction, management training, group programs, individual leader coaching, and business consulting and business development services. From 2014-2018 Ms. King was the Managing Partner for Chase Design, a consumer packaged goods company, where she was responsible for global markets ,sales and planning as well as customer business development. From 2004-2018 she worked for Raymond & Flanagan Furniture as Senior Vice President of Marketing and as Creative Director. Other previous employers include Galyan’s Sports & Outdoor Adventure where she served as Vice President of Advertising and Dick’s Sporting Goods where she served as Director of Advertising. Ms. King is an author of the book, “Just Do You; Authenticity, Leadership & Your Personal Brand”. Ms. King received a B.S. Degree in Business Administration from Indiana Wesleyan University.

Roderick Vanderbilt is a business entrepreneur. From November 2004 through the present, he has served as the President of OceanMark Properties, Inc. based in Miami, Florida, a company which is structured for multi-faceted real estate transactions including commercial, residential, and government-held properties. From September 2001- August 2017 he worked in in brand management and public relations capacities for MoviePass, Inc (Helios and Matheson Analytics), a US subscription-based movie ticketing service that was restructured in 2017. MoviePass , Inc. became the fastest growing subscription company on record and it topped the most popular search engines without paying a penny for the privilege. Another previous employment was with 20th Century Fox Film Corporation where he worked under the President with a concentration in the video division. In addition, Mr. Vanderbilt is currently serving as the President of Farwest Haiti Mission which he co-founded in 2007. After 14 years of assisting the Haitian people, the mission supports two blind schools, feeds malnourished children, and assists medical teams from the US to help with operations for the sick.

Michael J. DiStasio currently serves as Chief Executive Officer of American Seating Corp., a company that he founded in 1990. Under his leadership, American Seating Corp. has created unique, value engineered and private labeled furniture products for the demanding requirements and rollouts of many of the world’s best known restaurant and hospitality brands. Mr. DiStasio graduated in 1989 with a finance degree from Northeastern University’s Business School.

Elliot Goldstein currently serves as a partner at White Dove Equities, a position held since 2020. The firm focuses on investments and advisory services for real estate, public, and private companies. Before founding White Dove Equities, Mr. Goldstein was Senior Vice President at Toppan Merrill and Vintage Filings which was a division of PR Newswire for over 15 years from 2005-2020. He was responsible for business development, expanding services and advising public companies and private companies looking to go public from all over the United States and Israel. Prior to that, Mr. Goldstein worked as a trader and Investment banker with Montauk Financial Group. There he advised and worked on raising capital for public and private companies from 2003-2005.

Phillip A. McFillin has over 25 years of experience representing a diverse group of clients as an attorney and business advisor in a range of legal and business matters from complex multidistrict litigation to venture capital transactions, and other private investment funds in seed, early stage and later stage startup companies. For almost a decade, Mr. McFillin has served as both in-house and outside general counsel for public and private companies in a variety of industries. From 2019 to the present, Mr. McFillin represented the Company in connection with litigation, corporate transactions, mergers, acquisitions and private offerings of debt and equity securities. From 2015 to 2019, he served as general counsel to a public telecommunications infrastructure company. From 2013 to 2015, Mr. McFillin provided legal and consulting services to a multinational toy manufacturer, a logistics, staffing and recruiting firm, and a private real estate investment fund. Mr. McFillin holds a Bachelor of Arts degree from Temple University, a Master of Business Administration from the Fox School of Business at Temple University and a Juris Doctor degree from Widener University School of Law.

Required Vote

If a quorum is present, directors are elected by a plurality of the votes cast at the Annual Meeting. For purposes of the election of directors, failures to vote, “WITHHOLD” votes and broker non-votes will have no effect on the result of the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

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CORPORATE GOVERNANCE

Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We understand that corporate governance practices change and evolve over time, and we seek to adopt and use practices that we believe will be of value to our stockholders and will positively aid in the governance of the Company. To that end, we regularly review our corporate governance policies and practices and compare them to the practices of other peer financial institutions and public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our Board of Directors determines that it would benefit us and our stockholders.

In this section, we describe the roles and responsibilities of our Board of Directors and its committees and describe our corporate governance policies, procedures and related documents. The charters of the audit, nominating and corporate governance, and compensation committees of our Board of Directors, can be accessed electronically under the “Governance” link on the Investor Relations page of our website at https://investors.vincoventures.com. We will also provide a copy of the audit, nominating and corporate governance and compensation committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, without charge, upon written request sent to our Investor Relations department at Vinco Ventures, Inc., 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018. Information that is presented or hyperlinked on our website is not incorporated by reference into this Proxy Statement.

Board Composition

The Board currently consists of five directors: Christopher B. Ferguson, Louis Foreman, Kevin O’Donnell, Mary Ann Halford, and Frank Jennings.

The five director nominees for election at the Annual Meeting consist of Lisa King, .Roderick Vanderbilt, Michael J. DiStasio, Elliot Goldstein and Phillip A. McFillin.

See “Proposal 1 — Election of Directors” for more information regarding the recommended slate of directors for election.

Board Leadership Structure

Although the roles of our Chief Executive Officer and Executive Chairman of our Board of Directors are currently performed by the same person, we do not have a policy regarding the separation of these roles, as our Board of Directors believes that it is in the best interests of the Company and our stockholders to make that determination from time to time based upon the position and direction of the Company and the membership of our Board of Directors. Following the Annual Meeting, Lisa King will serve as our Chief Executive Officer and Roderick Vanderbilt will serve as our Chairman. Our Board of Directors has determined that our existing and proposed leadership structure is appropriate for the Company and our stockholders.

Director Independence

Our Corporate Governance Guidelines require that a majority of the members of the Board of Directors satisfy the independence requirements of the Nasdaq. Our Board of Directors has evaluated the independence of our director nominees based upon the rules of Nasdaq and our Corporate Governance Guidelines. Applying these standards, our Board of Directors has affirmatively determined that, with the exception of Lisa King and Roderick Vanderbilt, , each of our director nominees is an independent director.

Board’s Role in Risk Management and Oversight

The Board of Directors has an active role, as a whole and at the committee level, in the Company’s risk oversight process. The Board of Directors receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, credit, legal, regulatory, strategic and reputational risks. At the committee level, (i) the Audit Committee oversees management of accounting and financial risks; and (ii) the Compensation Committee oversees the management of risks relating to the Company’s executive compensation program as well as compensation matters involving all employees and the Company’s directors.

Although each committee is directly responsible for evaluating certain enumerated risks and overseeing the management of such risks, the entire Board of Directors is generally responsible for and is regularly informed through committee reports about such risks and any corresponding remediation efforts designed to mitigate such risks. In addition, appropriate committees of the Board of Directors receive reports from senior management within the organization to enable the Board of Directors to understand risk identification, risk management and risk mitigation strategies. When a committee receives such a report, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board of Directors’ meeting. This enables the Board of Directors and its committees to coordinate the risk oversight role.

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Meetings of the Board of Directors and Committees

Our Board of Directors meets at least quarterly. Our Board of Directors held 15 telephonic meetings during 2020. During 2020 no director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the period in which he or she was a director and of the total number of meetings held by all of the committees of the Board of Directors on which he or she served. We expect, but do not require, our directors to attend our annual meetings of stockholders. All of our directors attended the 2020 Annual Meeting of Stockholders.

Our non-management directors meet separately four 4 times a year after regularly scheduled meetings of the Board of Directors and at such other times as may be requested by the Chairman of the Board of Directors or any director. Our independent directors will meet at least 4 times a year.

Assuming the election of the five (5) nominees to our board of directors, the following table shows the membership of the Board of Directors and each standing committee immediately following the Annual Meeting:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lisa King
Roderick Vanderbilt
Elliot Goldstein * §	X	X†	X
Michael J. DiStasio * §	X†	X	X
Phillip A. McFillin * §	X	X	X†

* Independent Director

† Chair of the Committee

§ Non-Management

Board Committees and Independence

Our Board of Directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which operates under a charter that has been approved by our Board of Directors.

Each of Elliot Goldstein, Michael J. DiStasio and Phillip A. McFillin will be independent under the Listing Rules of The Nasdaq Capital Market. Accordingly, all of the members of each of our three standing committees will be independent as defined under the rules of The Nasdaq Capital Market. In addition, all members of the audit committee will meet the independence requirements contemplated by Rule 10A-3 under the Exchange Act of 1934, as amended.

Audit Committee

Assuming their election at the Annual Meeting, the members of our audit committee following the Annual Meeting will be Michael J. DiStasio, Elliott Goldstein and Phillip A. McFillin. Michael J. DiStasio will chair the audit committee. The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The committee’s responsibilities include, among other things:

●	appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

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●	overseeing our internal audit function;

●	overseeing our risk assessment and risk management policies;

●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

●	meeting independently with our internal auditing staff, independent registered public accounting firm and management;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

We have determined that Michael J. DiStasio will be an “audit committee financial expert” as defined in applicable SEC rules. Furthermore, we have determined that all the members of the audit committee will satisfy the independence, experience and other requirements established by Nasdaq, which were adopted by the Company. Our Audit Committee met four times during 2020. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. A copy of the charter for our Audit Committee is posted on our website at https://investors.vincoventures.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Nominating and Corporate Governance Committee

Assuming their election at the Annual Meeting, the members of our nominating and corporate governance committee following the Annual Meeting will be Phillip A. McFillin, Michael J. DiStasio and Elliott Goldstein. Phillip A. McFillin will chair the nominating and corporate governance committee. This committee’s responsibilities include, among other things:

●	identifying individuals qualified to become members of our board of directors;

●	recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

●	developing, recommending to the board, and assessing corporate governance principles, codes of conduct and compliance mechanisms; and

●	overseeing the evaluation of our Board of Directors.

The corporate governance and nominating committee met four times during 2020. A copy of the charter for our corporate governance and nominating committee is posted on our website at https://investors.vincoventures.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

When evaluating director candidates, the corporate governance and nominating committee may consider several factors, including relevant experience, independence, commitment, compatibility with the Chief Executive Officer and the Board of Directors culture, prominence and understanding of the Company’s business, as well as any other factors the corporate governance and nominating committee deems relevant at the time. The corporate governance and nominating committee makes a recommendation to the full Board as to any person it believes should be nominated by our Board, and our Board determines the nominees after considering the recommendation and report of the corporate governance and nominating committee. During 2020, the corporate governance and nominating committee did not engage any third party to assist it in identifying or evaluating nominees for election to our Board of Directors.

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Any director or executive officer of the Company may recommend a candidate to the corporate governance and nominating committee for its consideration. The corporate governance and nominating committee will also consider nominees to our Board of Directors recommended by stockholders if stockholders comply with the advance notice requirements in our bylaws. Our Bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver timely written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information, including: the name and address of the stockholder delivering the notice as it appears on our books; the class and number of shares owned beneficially and of record by such stockholder; information about derivative instruments beneficially owned by such stockholder and any opportunity to profit or share in any profit derived from any increase or decrease in the value of the shares of our stock; any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any shares of our stock; any short interest in any of our securities held by such stockholder; any rights to dividends on shares of our stock owned beneficially or of record by such stockholder that are separated or separable from the underlying shares of stock; any proportionate interest in shares of our stock or derivative instruments held by a general or limited partnership in which such stockholder is, or owns a beneficial interest in, the general partner; any performance-related fees to which such stockholder is entitled based on the value of our securities; any arrangement or understanding between such stockholder and the proposed nominee; and whether such stockholder intends to deliver a solicitation notice, as more fully described in our bylaws. The foregoing summary does not include all requirements a stockholder must satisfy in order to nominate a candidate to our Board of Directors. Stockholders who wish to recommend a nominee to our Board of Directors should carefully read our Bylaws, which are available through the SEC Filings section of our website at https://investors.vincoventures.com (See Exhibit 3.2 to our Current Report on Form 8-K filed on September 12,2018). We will also provide a copy of our Bylaws without charge upon written request sent to our Investor Relations department at Vinco Ventures, Inc., 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018.The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Stockholder nominations must be submitted in accordance with the deadlines set forth under the caption “SUBMISSION OF STOCKHOLDER PROPOSALS” located on page 36 of this Proxy Statement. Stockholder nominations should be sent to:

Board of Directors

c/o Corporate Secretary

Vinco Ventures, Inc.

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

Compensation Committee

Assuming their election at the Annual Meeting, the members of our compensation committee following the Annual Meeting will be Elliot Goldstein, Michael J. DiStasio and Phillip A. McFillin. Elliot Goldstein will chair the compensation committee. This committee’s responsibilities include, among other things:

●	reviewing and recommending corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers;

●	making recommendations to our board of directors with respect to, the compensation level of our executive officers;

●	reviewing and recommending to our Board of Directors employment agreements and significant arrangements or transactions with executive officers;

●	reviewing and recommending to our Board of Directors with respect to director compensation; and

●	overseeing and administering our equity-based incentive plan or plans.

Each member of our compensation committee will be a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code.” Our Compensation Committee met four times during 2020. A copy of the charter for our compensation committee is posted on our website at https://investors.vincoventures.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

With respect to director compensation, our compensation committee is responsible for reviewing the compensation paid to members of the Board of Directors and recommending modifications to Board of Directors compensation that the compensation committee determines are appropriate and advisable to the Board of Directors for its approval from time to time. In this regard, the compensation committee may request that management report to the compensation committee periodically on the status of the Board of Director’s compensation in relation to other similarly situated companies.

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In determining compensation for our executive officers, the compensation committee typically considers, but is not required to accept, the recommendations of our Chief Executive Officer regarding the performance and proposed base salary and bonus and equity awards for the other executive officers, as well as himself. The compensation committee may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the executive officers. However, our Chief Financial Officer does not determine the amounts or types of compensation paid to the executive officers. Our Chief Executive Officer and certain of our other executive officers may attend compensation committee meetings, as requested by the compensation committee. None of our executive officers, including our Chief Executive Officer, attend any portion of the compensation committee meetings during which the executive officer’s compensation is established and approved.

Compensation Committee Interlocks and Insider Participation

Not applicable to smaller reporting companies.

Compensation Committee Report

Not applicable to smaller reporting companies.

Board Diversity

Our nominating and corporate governance committee is responsible for reviewing with Board of Directors, on an annual basis, the appropriate characteristics, skills and experience required for the Board of Directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

●	development or commercialization experience in large consumer products companies;

●	experience as a board member or executive officer of another publicly-held company;

●	strong finance experience;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience;

●	conflicts of interest; and

●	practical and mature business judgment.

Currently, our Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Director Nomination Process

Our Board of Directors believes that its directors should have the highest professional and personal ethics and values, consistent with the Company’s longstanding values and standards. They should have broad experience at the policy-making level in business, government or civic organizations. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their own unique experience. Each director must represent the interests of all stockholders. When considering potential director candidates, our Board of Directors also considers the candidate’s independence, character, judgment, diversity, age, skills, including financial literacy, and experience in the context of our needs and those of our Board. Our Board believe that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences and should be capable of articulating a variety of viewpoints. Our Board of Director’s priority in selecting board members is the identification of persons who will further the interests of our stockholders through his or her record of professional and personal experiences and expertise relevant to our business.

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Stockholder Nominations to the Board of Directors

Article II, Section 2.5 of our Bylaws provides that our Board of Directors will accept for consideration submissions from stockholders of recommendations for the nomination of directors. Acceptance of a recommendation for consideration does not imply that the Board of Directors will nominate the recommended candidate. Director nominations by a stockholder or group of stockholders for consideration by our stockholders at our annual meeting of stockholders, or at a special meeting of our stockholders that includes on its agenda the election of one or more directors, may only be made pursuant to Article II, Section 2.5 of our Bylaws or as otherwise provided by law. Nominations pursuant to our Bylaws are made by delivering to our Corporate Secretary, within the time frame described in our Bylaws, all of the materials and information that our Bylaws require for director nominations by stockholders.

No person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in Article II, Section 2.5 of our Bylaws and any nominee proposed by a stockholder not nominated in accordance with Article II, Section 2.5 shall not be considered or acted upon for execution at such meeting. Stockholders’ notice for any proposals requested to be included in our Proxy Statement pursuant to Rule 14a-8 under the Exchange Act (including director nominations), must be made in accordance with that rule.

Role of Board in Risk Oversight Process

Our Board of Directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board of directors to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating/corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board of Directors as a whole.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of our written code of business conduct and ethics is available without charge upon written request sent to our Investor Relations department at Vinco Ventures, Inc., 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018.

Procedures for Security Holders to Recommend Nominees for Election as Directors

There have been no material changes to the procedures by which security holders may recommend nominees to the Board of Directors since the Company last described such procedures or any material changes thereto.

Company Policy as to Director Attendance at Annual Meetings of Stockholders

The Company’s policy encourages board members to attend annual meetings of stockholders. The 2020 Annual Meeting of Stockholders was the second Annual Meeting of the Company since its initial public offering.

Communications with the Board

We have established procedures for stockholders or other interested parties to communicate directly with our Board of Directors or with a committee of the Board of Directors. Such parties can contact our Board of Directors, a committee or a specific director by sending written correspondence by mail to:

Board of Directors

c/o Corporate Secretary

Vinco Ventures, Inc.

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

The Corporate Secretary is responsible for reviewing all communications addressed to our Board of Directors, any committee or any specific director to determine whether such communications require Board of Directors, committee or personal review, response or action. Generally, the Corporate Secretary will not forward to the Board of Directors, any committee or any specific director any communications relating to Company products and services, solicitations, or otherwise improper or irrelevant topics. If, however, the Corporate Secretary determines that a communication relates to corporate governance or otherwise requires review, response or action by the Board of Directors, any committee or any specific director, then the Corporate Secretary will promptly send a copy of such communication to each director serving on the Board of Directors, the applicable committee or the applicable director.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

●	the related person’s interest in the related person transaction;

●	the approximate dollar value of the amount involved in the related person transaction;

●	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party; and

●	the purpose of, and the potential benefits to us of, the transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate. In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

●	interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (i) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (ii) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (iii) the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

●	a transaction that is specifically contemplated by provisions of our articles of incorporation or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

We have a written policy regarding the review and approval of related person transactions. With respect to such transactions, it is our policy for our board of directors to consider the nature of and business reason for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests. In addition, all related person transactions required prior approval, or later ratification, by our board of directors.

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Related Party Transactions

Forever 8 Fund, LLC

On November 17, 2020, the Company, through its subsidiary, Edison Nation, LLC (the “Vendor”), entered into an Inventory Management Agreement (the “Agreement”) with the Forever 8 Fund, LLC (“F8”), an entity which our President holds a 45% ownership interest. Under the terms of the Agreement, F8 desires to maintain inventory of and sell to Vendor certain products pursuant to the terms and conditions set forth in the Agreement. As consideration for the inventory management services provided under the Agreement, Vendor agreed to pay F8 a fee for each unit of each product sold on a platform determined in accordance with the fee schedule set forth in the applicable product schedule (the “Fee Schedule”) based on the Age of Inventory Sold set forth on the Fee Schedule (the “F8 Fees”). Prior to the signing of the Agreement, F8 advanced the Vendor $239,283 that was utilized to pay for deposits with the Vendors factories. The Agreement commenced on the Effective Date (as defined in the Agreement) and shall continue in full force and effect until January 31, 2022, unless terminated earlier as provided in the Agreement. There is no balance outstanding as of June 30, 2021.

NL Penn Capital, LP and SRM Entertainment Group LLC

As of March 31, 2021 and December 31, 2020, due to related party consists of net amounts due to SRM Entertainment Group LLC (“SRM LLC”) and NL Penn Capital, LP (“NL Penn”), the majority owner of both, which are owned by Christopher B. Ferguson, our Chairman and Chief Executive Officer. The amount due to NL Penn was assigned to TXC Services, LLC. The amount due to related parties is related to the acquisitions of Pirasta, LLC and Best Party Concepts, LLC offset by operating expenses that were paid by SRM and Vinco Ventures on behalf of SRM LLC and NL Penn. As of March 31, 2021 and December 31, 2020, the net amount due to related parties was $15,450 and $32,452, respectively. Such amounts are due currently. NL Penn and affiliated entities may lend additional capital to Vinco Ventures, pursuant to terms and conditions similar to the current working capital lenders to Vinco Ventures, such as Franklin Capital. In addition, Vinco Ventures borrows working capital from Franklin Capital, and Mr. Ferguson is a personal guarantor on the working capital facility provided to Vinco Ventures by Franklin Capital.

Former Stockholders of Ferguson Containers

On September 30, 2018, a note was issued to the stockholders of Ferguson Containers, Inc., one of which was Christopher B. Ferguson, our Chairman and Chief Executive Officer, in the amount of $876,500. The note bears interest at a rate of six percent (6%) per annum and has an effective interest rate of six percent (6%) per annum. The Company is required to make monthly payments comprised of principal and interest. The stockholders deferred principal and interest payments on the note until which time the Company’s liquidity was sufficient to resume monthly payments of principal and interest.

Family Relationships

Other than Messrs. Christopher B. Ferguson and Kevin J. Ferguson, who are brothers, there are no family relationships among any of our present executive officers and directors. There are no family relationships among any of the persons that will be serving as our executive officers or directors immediately following the Annual Meeting.

Indemnification Agreements

Our articles of incorporation provide that we will indemnify our directors and officers to the fullest extent permitted by Nevada law.

Stock Option Grants to Executive Officers and Directors

On September 26, 2018, the Compensation Committee of the Board of Directors approved the terms of compensation to be paid to non-employee directors for fiscal year 2018. Compensation for non-employee directors includes an annual retainer of $20,000, an annual committee meeting fee of $5,000, if such director chairs a committee of the board of directors, and an award of options to purchase 20,000 shares of the Company’s common stock (the “Options”). The restricted stock underlying such Options were to vest one year after the grant date. However, the Options were never granted. Accordingly, On November 15, 2019, in lieu of granting the Options, the Company granted each member of the board of directors restricted stock units of 20,000 shares which vested immediately, except for Toper Taylor who received 30,000 shares in November 2019, related to the share amounts due to him under the terms of his agreement with us. In addition, the Company granted each non-employee director restricted stock units of 30,000 shares, which vested on January 1, 2020.

On October 5, 2018, the Company granted Brett Vroman, Chief Financial Officer, options to purchase 80,000 shares of the Company’s common stock at an exercise price equal to $7.01 per share (the “Vroman Options”). The Vroman Options vest in three equal installments on September 30, 2018, 2019, and 2020, in accordance with the vesting schedule set forth in the Non-Qualified Option Agreement.

Mr. Vroman currently holds 80,000 options pursuant to his original employment agreement with the Company, which are eligible to be surrendered to the Company in exchange for the issuance of 50,000 shares of our restricted common stock, pursuant to Mr. Vroman’s Amended Employment Agreement, dated June 6, 2019.

15

STOCK OWNERSHIP MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than 10% of our common shares to file initial reports of ownership on Form 3 and reports of changes of ownership on Forms 4 and 5 with the SEC. These officers, directors and 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms that they file. Copies of Section 16(a) reports can be accessed electronically under the “SEC Filings” link on our website at https://investors.vincoventures.com. To our knowledge, based solely on our review of the copies of such forms received by us and written representations from our directors and officers, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners have been complied with for the fiscal year ended December 31, 2020, with the following exceptions: Forms 4 on behalf of Messers. Kevin Ferguson, Jennings and O’Donnell related to shares issued with respect to the Company’s Initial Public Offering, Forms 3 on behalf of Messrs. Foreman and O’Donnell related to their appointment to the Board of Directors on March 25, 2019, and a Form 3 reporting the acquisition of 53,333 options granted to Mr. Vroman by the Company related to his employment.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common stock as of September 3, 2021 by:

●	each stockholder known by us to beneficially own more than 5% of our outstanding common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the shares shown opposite such person’s name.

The percentage of beneficial ownership is based on 80,601,673 shares of our common stock outstanding as of September 3.

Name of Beneficial Owner	Number of Shares	Percentage
5% Stockholders (1)
Hudson Bay Master Limited Fund, Ltd. (2)	83,623,261	9.99%
Current Executive Officers and Directors
Christopher B. Ferguson (3)	2,444,291	2.13%
Kevin Ferguson (4)	363,500	*	%
Brett Vroman (5)	708,540	*	%
Frank Jennings (6)	185,450	*	%
Louis Foreman (7)	669,080	*	%
Kevin O’Donnell (8)	194,558	*	%
Mary Ann Halford (9)	76,667	*	%
Brian McFadden (10)	1,373,957	1.20%
Incoming Executive Officers and Directors
Lisa King	-	-
Brett Vroman (see above)
Stephen Garrow	-	-
Roderick Vanderbilt	-	-
Elliot Goldstein	-	-
Michael DiStasio	-	-
Phillip A. McFillin (11)	125,000	*	%
Total Executive Officers and Directors	6,141,043	5.24%

*Represents beneficial ownership of less than one percent (1%).

(1) The address for each stockholder listed in the table above is: c/o Vinco Ventures, Inc. 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018.

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(2) Includes 5,131,432 outstanding shares of common stock, 6,170,000 shares of common stock issuable upon exercise of the May 2021 Hudson Bay incentive warrant, 27,821,829 shares of common stock issuable upon exercise of the June 2021 Hudson Bay incentive warrant, 20,500,000 shares of common stock issuable upon exercise of the August 2021 Series A warrants, 2,000,000 shares of common stock issuable upon exercise of the August 2021 Series B warrants, 20,000,000 shares of common stock issuable upon exercise of the September 2021 Series A warrants and 2,000,000 shares of common stock issuable upon exercise of the September 2021 Series B warrants. However, pursuant to the terms of the aforementioned warrants, Hudson Bay Master Fund Ltd. may not exercise such warrants to the extent (but only to the extent) such selling stockholder or any of its affiliates would beneficially own upon such conversion or exercise a number of shares of our common stock which would exceed 9.99% of the outstanding shares of common stock of the Company. The number of shares in the second column does not reflect these limitations, but the percentage in the third column does reflect this limitation. Does not include (i) 30,000,000 shares of common stock issuable under a Senior Secured Convertible Note issued in the July 2021 Hudson Bay financing (ii) 32,697,548 shares of common stock issuable under a warrant issued in connection with the July 2021 Hudson Bay financing. Such Senior Secured Convertible Note will not become convertible into the 30,000,000 shares of common stock and such warrant will not be exercisable for 32,697,548 shares of common stock until such transactions are approved by the Company’s shareholders.

(3) Includes 1,455,750 shares of common stock held by Mr. Ferguson’s spouse, Lelainya D. Ferguson, 13,000 shares of common stock held by FergcoBros, LLC and 975,541 shares of common stock individually. Mr. Ferguson disclaims beneficial ownership of the shares held in the name of FergcoBros, LLC.

(4) Includes 13,000 shares of common stock held by FergcoBros, LLC and 350,500 shares of common stock individually by Mr. Ferguson. Mr. Ferguson disclaims beneficial ownership of the shares held in the name of FergcoBros, LLC.

(5) Includes 628,540 shares of common stock held by Mr. Vroman and 80,000 shares of common stock issuable under the option held by Mr. Vroman.

(6) Includes 185,450 shares of common stock held by Mr. Jennings.

(7) Includes 390,538 shares of common stock held by Mr. Foreman and 278,542 shares of common stock held in the name of Venture Six, LLC. Mr. Foreman is the managing member of Venture Six, LLC and disclaims beneficial ownership of the Venture Six Shares reported.

(8) Includes 193,568 shares of common stock held by Mr. O’Donnell,325 shares of common stock held in Mr. O’Donnell’s spouse and 575 shares of common stock held by Mr. O’Donnell’s children.

(9) Includes 76,667 shares of common stock held by Ms. Halford.

(10) Includes 1,373,957 shares of common stock held by Mr. McFadden.

(11) Includes 125,000 shares of common stock currently held by Mr. McFillin.

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MANAGEMENT

Board of Directors and Management

The following is a list of the persons who are anticipated to be our directors and executive officers following the Annual Meeting and their ages as of September 15, 2021.

Name	Age	Position
Executive Officers

Lisa King	52	Chief Executive Officer and President

Brett Vroman	41	Chief Financial Officer and Treasurer

Stephen Garrow	59	Chief Operations Officer and Secretary

Roderick Vanderbilt	56	Chairman

Non-Employee Directors

Michael J. DiStasio	55	Director

Elliot Goldstein	44	Director

Phillip A. McFillin	54	Director

Our current executive officers are Christopher B. Ferguson, Kevin J. Ferguson, Brett Vroman, and Brian McFadden. The following table sets forth the names, ages, and positions of our executive officers, as of September 15, 2021:

Name	Age	Position
Christopher B. Ferguson	53	Chief Executive Officer and Chairman

Kevin J. Ferguson	61	President and Treasurer

Brett Vroman	41	Chief Financial Officer and Corporate Secretary

Brian McFadden	36	Chief Strategy Officer

The following sets forth certain biographical information for those persons that are anticipated to be our executive officers immediately following the Annual Meeting. Biographical information respecting those persons that are anticipated to be our directors immediately following the Annual Meeting is set forth above under Proposal 1, “Election of Directors.”

Lisa King will serve as our Chief Executive Officer and President and as a Director immediately following the Annual Meeting if the five director nominees are elected at the Annual Meeting Her biographical information is set forth above under Proposal 1: Election Of Directors.

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Brett Vroman has been our Chief Financial Officer (‘CFO”) since May 2019 and our Secretary since 2019. He will continue to serve as our CFO immediately following the Annual Meeting but will no longer serve as our Secretary if the five director nominees are elected at the Annual Meeting. In such event, he will however, also serve as our Treasurer following the Annual Meeting. In his CFO capacity, Mr. Vroman oversees our financial operations, including the development and management of budgets, financial reporting, and the preparation of financial statements, cash flow projections and forecasts. Before being named CFO, Mr. Vroman served as our Controller from May 2018 to May 2019. From October 2014 to May 2018, Mr. Vroman was Director of Financial Reporting at Avantor, Inc., a global manufacturer and distributor of high-quality products, services and solutions to customers and suppliers in the life science, advanced technology and applied materials industries. Mr. Vroman has also held management positions at BDO USA, LLP and Smart and Associates, LLP. Mr. Vroman is a certified public accountant and holds a Bachelor’s Degree from York College of Pennsylvania.

Stephen Garrow will serve as our Chief Operations Officer and Secretary immediately following the Annual Meeting if the five director nominees are elected at the Annual Meeting. Mr. Garrow has been a Chief Executive Officer and Senior Professional Business Developer for over 25 years, with experience growing and building companies in a variety of different industries. He has well-developed skills in strategic leadership, overseeing financial operations, and managing multiple department leaders in complex, multi-faceted organizations. He has a proven track record of success working with C-level business leaders locally and internationally, developing new products and programs, and building start-up companies from the ground up. He is a talented organizational leader with strong, persuasive communication skills. From 2015 to the present, Mr. Garrow has been the Managing Partner of Kayon Partners , a venture capital firm that focuses on early to growth-stage investments in companies that disrupt their marketplaces through innovations. From 2009 to the present, Mr. Garrow has been the Chief Executive Officer of Rushmore Associates, an independent business advisory firm. From 2015-2016 he was the Chief Executive Officer and Lead Investor for Lexmar Global Inc., a machinery, equipment, and supplies merchant wholesaler. From 2008-2009 he was the Chairman and Chief Executive Officer for Tegrit Financial Group, a private sector venture capital firm that he founded. Other previous employers include Wafra Investment Advisors where he served as a special advisor, GaveKal Securities where he was the Chief Executive Officer, Chairman and Founder, and Fano Securities where he was the Chief Executive Officer, Chairman and Founder. Mr. Garrow is a FINRA licensed broker. He received a B.A. Degree in English from Amherst College and a M.B.A. in Finance / International Business from New York University’s Stern School of Business.

The following sets forth certain biographical information for those persons that are our current executive officers.

Christopher B. Ferguson has acted as our Chief Executive Officer, as well as Chairman of our board of directors since July 2017. From July 2013 until July 2017, Mr. Ferguson served as Chief Executive Officer of SRM and Fergco. In 2010, Mr. Ferguson co-founded a company in the fiber network industry, FTE Networks. Inc. (FTNW:NYSEAMERICAN), and served as CEO of the company until June 2013. In August 2001, Mr. Ferguson co-founded Mercer Staffing, and acted as its president until December 2007. In June 1995, Mr. Ferguson founded The Florio Group, a private equity investment company, with former New Jersey governor James J. Florio. From June 1995 to October 2001, Mr. Ferguson served as Managing Director of The Florio Group. From May 1995 until August 1999, Mr. Ferguson also acted as Chief Financial Officer for Cabot Marsh Corporation, a healthcare consulting firm. Mr. Ferguson holds a Bachelor of Arts degree from Villanova University and a Juris Doctor degree from Widener University School of Law. Mr. Ferguson offers executive decision-making and risk assessment skills as a result of his previous experiences and services as Chief Executive Officer of a public company. Our nominating and corporate governance committee and board of directors considered Mr. Ferguson’s 12 years of experience as a founder and senior executive officer of public and private corporations, and his current services as our Chief Executive Officer and determined that his vast experience in the role as a leader and executive and his direct involvement and understanding of both SRM and Fergco’s ongoing operations should facilitate the board of directors in its evaluation of strategic initiatives and operational performance.

Kevin J. Ferguson has acted as our President and Treasurer since July 2017 and acted as a member of our board of directors from July 2017 until April 2019. Mr. Ferguson acted as a member of the board of directors of Fergco from June 1995 until July 2017 and was employed as Fergco’s president from June 1999 to July 2017. Between June 1995 and May 1999, he worked as head of sales for Fergco. Mr. Ferguson holds a Bachelor of Science degree in business administration from Villanova University.

Brett Vroman, see biographical information for Mr. Vroman above under biographical information for those persons that are anticipated to be our executive officers immediately following the Annual Meeting.

Brian Mc Fadden has been our Chief Strategy Officer since November 2020. A serial entrepreneur himself, Mr. McFadden is charged with identifying and targeting company acquisitions to ensure long term growth and scale. Mr. McFadden brings with him a wealth of knowledge in the consumer products space, specifically the live shopping and e-commerce markets. In previous roles, Mr. McFadden oversaw development efforts to secure several cellular communications patents for products in the safety and security market. He was also responsible for the implementation of the individual product launches, specifically focused on the home shopping outlets. A Hamilton College graduate, Mr. McFadden supports entrepreneurs in their early-stage growth efforts in the pursuit to BE BIG.

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Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers or persons expected to become officers and directors immediately following the Annual Meeting has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Party Transactions,” none of our present directors or executive officers or persons expected to become officers and directors immediately following the Annual Meeting has been involved in any transactions with us or any of our directors (present and anticipated following the Annual Meeting), executive officers (present and anticipated following the Annual Meeting), affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Legal Contingencies

The Company is involved in claims and litigation in the ordinary course of business, some of which seek monetary damages, including claims for punitive damages, which are not covered by insurance. For certain pending matters, accruals have not been established because such matters have not progressed sufficiently through discovery, and/or development of important factual information and legal information is insufficient to enable the Company to estimate a range of possible loss, if any. An adverse determination in one or more of these pending matters could have an adverse effect on the Company’s consolidated financial position, results of operations or cash flows.

We are, and may in the future become, subject to various legal proceedings and claims that arise in or outside the ordinary course of business.

Gerald Whitt, et al. v. Vinco Ventures, CBAV1, LLC, et al.

On October 27, 2020, Gerald Whitt, et al, the minority stockholders of Cloud b Inc. filed a civil complaint in the Superior Court of the State of California against Vinco Ventures, Inc., CBAV1, LLC and other parties, alleging fraudulent concealment, breach of fiduciary duty, breach of contract, breach of confidence, intentional misrepresentation, negligent misrepresentation, unfair business practices and civil conspiracy. The case was “stayed” as to Cloud b, Inc. and CBAV1, LLC pursuant to the filings of a Chapter 7 Bankruptcy for Cloud b and a Chapter 11 Bankruptcy for CBAV1, LLC. On June 1, 2021, a settlement was approved by the Bankruptcy Court resulting in the release and discharge of all claims of Cloud b, Inc against the Defendants, and other parties, in the litigation.

Vinco Ventures, Inc., et al. v. Milam Knecht & Warner, LLP, Michael D. Milam, Gerald Whitt, Alexander Whitt, et al.

On December 31, 2020, Vinco Ventures, Inc., and other parties, filed a complaint against the Whitt Plaintiffs, and other parties, with the United States District Court for Eastern District of Pennsylvania, alleging intentional misrepresentation, negligent misrepresentation, negligence, conspiracy, unfair business practices, abuse of process, civil extortion, trade libel and defamation. Defendants entered their appearances, Plaintiffs filed an amended complaint and Defendants filed motions to dismiss the complaint, which are currently pending before the Court.

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EXECUTIVE COMPENSATION

As an emerging growth company under the JOBS Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which permit us to limit reporting of executive compensation to our principal executive officer and our two (2) other most highly compensated named executive officers.

Summary Compensation Table

The following table provides information regarding the compensation awarded to or earned during 2020 and 2019, as applicable, by our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Options Awards ($)(2)	All Other Compensation ($)	Total ($)
Christopher B. Ferguson	2020	160,963		—	—	—	—	160,963
Chief Executive Officer	2019	175,000	(4)	—	—	—	—	175,000

Philip Anderson (3)	2020	—		—	—	—	—	—
Chief Strategy Officer, former Chief Financial Officer	2019	105,769		—	65,626	—	59,245	230,640

Bruce Bennett (6)	2020	69,622		—	—	—	2,211	71,833
EVP and Chief Product Officer	2019	170,019		—	—	—	8,844	178,863

Brett Vroman	2020	176,924		—	—	—	—	176,924
Chief Financial Officer and Corporate Secretary	2019	180,000	(5)	—	—	—	—	180,000

Brian Mc Fadden (7)	2020	—		—	—	—	—	—
Chief Strategy Officer

(1) The dollar amounts shown in this column represent the fair value of shares on their respective grant dates. The grant date fair value was computed in accordance with ASC 718. Refer to Note 14 to the consolidated audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and contained herein for a discussion of the relevant assumption used to determine the grant date fair value of these awards.

(2) The dollar amounts shown in this column represent the fair value of shares on their respective grant dates. The grant date fair value was computed in accordance with ASC 718. Refer to Note 14 to the consolidated audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and contained herein for a discussion of the relevant assumption used to determine the grant date fair value of these awards.

(3) Mr. Anderson received $59,254 and $52,254, respectively, for his services as a consultant before his employment by the Company. On June 7, 2019, Mr. Anderson changed roles from the Company’s Chief Financial Officer to its Chief Strategy Officer. On December 2, 2019, Mr. Anderson separated from any employment with the Company.

(4) Mr. Ferguson was only paid $112,385 during 2019 and the remaining $62,615 has been voluntarily deferred until an undetermined future date.

(5) Mr. Vroman served as the Company’s Controller until June 6, 2019 and was appointed Chief Financial Officer on June 7, 2019. Mr. Vroman was only paid $160,000 during 2019 and the remaining $20,000 has been voluntarily deferred until an undetermined future date.

(6) Mr. Bennett received $2,211 and $8,844 for the years ended 2020 and 2019, respectively, as an allowance for his automobile. On June 30, 2020, Mr. Bennett separated from any employment with the Company.

(7) Mr. Mc Fadden was retained as the Company’s Chief Strategy Officer on November 10, 2020. Mr. Mc Fadden received no compensation during fiscal 2020.

The following table provides information regarding the compensation expected to be awarded or earned to the persons expected to be appointed as our executive officers immediately following this Annual Meeting, except for Brett Vroman, whose compensation is discussed in the table directly above.

Name and Principal Position	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Options Awards ($)(2)		All Other Compensation ($)		Total ($)
Lisa King	385,000		*		*		*		*	385,000	*
Chief Executive Officer

Stephen Garrow	275,000		*		*		*		*	275,000	*
Chief Operations Officer and Secretary

* As recommended by the Compensation Committee of the Board of Directors and upon approval by the entire Board of Directors, individual may receive cash and/or stock-based bonuses pursuant to Company’s equity incentive plan approved by the stockholders.

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Narrative to Summary Compensation Table

General

During 2020 and 2019, we compensated our named executive officers through a combination of base salary, cash bonuses and other benefits including car allowances. Each of our named executive officers has substantial responsibilities in connection with the day-to-day operations of our Company. Since we were recently formed, the amounts indicated in the table above reflect compensation paid or accrued directly by our operating subsidiaries for these individuals prior to the formation of the Company.

Base Salary

The base salaries of our named executive officers were historically reviewed and set annually by the board of directors of SRM and Fergco; base salaries were also reviewed upon the promotion of an executive officer to a new position or another change in job responsibility. In establishing base salaries for our named executive officers for 2019, 2020 and into the future, our compensation committee relied and will continue to rely on external market data and peer data obtained from outside sources. In addition to considering the information obtained from such sources, our compensation committee will consider:

●	each named executive officer’s scope of responsibility;

●	each named executive officer’s years of experience and experience in our industry;

●	the types and amount of the elements of compensation to be paid to each named executive officer;

●	our financial performance and performance with respect to other aspects of our operations, such as our growth and profitability; and

●	each named executive officer’s individual performance and contributions to our performance, including leadership and teamwork.

Cash Bonuses

Our named executive officers are also eligible to receive an annual cash bonus as a percentage of base salary based on our achievement of various metrics. Annual incentive awards are intended to recognize and reward those named executive officers who contribute meaningfully to our performance for the year. These bonuses are subject to the discretion of the compensation committee each year as to whether and in what amounts they will be paid.

Stock Awards

Our stock incentive awards are issued under the Edison Nation, Inc. Omnibus Incentive Plan (the “2017 Plan”) originally adopted by our board of directors in December 2017 and amended and restated on September 6, 2018 (the “2018 Plan” and together with the 2017 Plan, the “Plans”)). The Plans each provide for up to 1,764,705 shares of our common stock. Stock incentive awards under the Plan can be in the form of stock options, restricted stock units, performance awards and restricted stock that are made to employees, directors and service providers. Awards are subject to forfeiture until vesting conditions have been satisfied under the terms of the award. We believe awards to our executive officers help align the interests of management and our stockholders and reward our executive officers for improved Company performance.

On July 15, 2020, the Company filed a Registration Statement on Form S-8 registering 1,764,705 shares of common stock to be issued as stock-based incentives under the Company’s Amended and Restated Edison Nation, Inc. Omnibus Incentive Plan.

As of September 3, 2021, the Company has issued shares of Common Stock of 1,747,485 and 1,506,329 under both the original and amended Edison Nation, Inc. Omnibus Incentive Plan, respectively. The shares remaining under both the original and amended Edison Nation, Inc. Omnibus Incentive Plan are 17,220 and 258,376 respectively.

Section 162(m) of the Code

Section 162(m) of the Code generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to our named executive officers. Section 162(m) of the Code was amended by the Tax Cut and Jobs Act of 2018 so that the exceptions for payment of “performance-based compensation” or commissions have been eliminated. However, because we recently became a publicly-held corporation in connection with an initial public offering, the $1 million annual deduction limit does not apply during a limited “transition period” for compensation paid under our Plan. This relief applies to stock incentive awards of that are outstanding as well as future awards granted with respect to shares available under the Plan. The compensation committee intends to continue to rely on the transition relief until it expires at our annual meeting of stockholders in 2021 or, if sooner, when the shares currently available for awards at the time of the initial public offering have been depleted.

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Employment Agreements

On February 2, 2021, the Company entered into an Employment Agreement (the “Agreement”) with Christopher Ferguson (the “Executive”) for the role of Chief Executive Officer. The Agreement is effective as of November 12, 2020 (the “Effective Date”) and has a term of three (3) years (the “Term”) from the Effective Date. Thereafter, the Agreement shall automatically be renewed and the Term shall be extended for additional consecutive terms of 1 year (each a “Renewal Term”), unless such renewal is objected to by either the Company or the Executive. The Executive’s initial annual base salary shall be $200,000, less applicable withholdings (the “Base Salary”) and 120,000 common shares that shall vest in their entirety on issuance. The Base Salary shall be payable in accordance with the Company’s normal payroll procedures in effect from time to time. The Base Salary due of shares, shall be payable within the first 30 days of the year. On each anniversary of the Agreement, the base salary will increase no less than $15,000 (“minimum”). For 2021, the Executive shall receive a cash bonus in the amount equal to 30% of the annual Base Salary, and an award of 200% shares of the Company’s common stock, which shall vest in their entirety on issuance (the “Principal Market”), which shall be received by the Executive no later than the first 30 days of the current fiscal year. The Executive shall be entitled to 150,000 shares of the Company’s common stock, due immediately upon an increase of 2.5 times the Enterprise Value on a 5-day closing average from the effectiveness of the Agreement. For clarification, the Enterprise Value as of the Company at the effective date was $25,042,464. The Agreement may be terminated by the Company for Cause provided that any such breach, if curable, shall not constitute Cause unless the Company has provided the Executive with (x) written notice of the acts or omissions giving rise to a termination of his employment for Cause; (y) the opportunity to correct the act or omission within 30 days after receiving the Company’s notice (the “Cure Period”); and (z) an opportunity to be heard before the Board with the Executive’s counsel present prior to the expiration of the Cure Period. The Company may not terminate the Executive’s employment during any Term or Renewal Term without Cause. The Executive may terminate his employment for Good Reason by providing written notice.

On February 2, 2021, the Company entered into an Employment Agreement (the “Agreement”) with Brett Vroman (the “Executive”) for the role of Chief Financial Officer. The Agreement is effective as of November 12, 2020 (the “Effective Date”) and has a term of three (3) years (the “Term”) from the Effective Date. Thereafter, the Agreement shall automatically be renewed and the Term shall be extended for additional consecutive terms of 1 year (each a “Renewal Term”), unless such renewal is objected to by either the Company or the Executive. The Executive’s initial annual base salary shall be $200,000, less applicable withholdings (the “Base Salary”) and 120,000 common shares that shall vest in their entirety on issuance. The Base Salary shall be payable in accordance with the Company’s normal payroll procedures in effect from time to time. The Base Salary due of shares, shall be payable within the first 30 days of the year. On each anniversary of the Agreement, the base salary will increase no less than $15,000 (“minimum”). For 2021, Executive shall receive a cash bonus in the amount equal to 30% of the annual Base Salary, and an award of 200% shares of the Company’s common stock, which shall vest in their entirety on issuance (the “Principal Market”), which shall be received by the Executive no later than the first 30 days of the current fiscal year. Upon the execution of this agreement, the Executive is entitled to a one-time past performance bonus for the work completed in fiscal years 2018, 2019 and 2020 of 150,000 shares of the Company’s common stock, which shall vest in their entirety on issuance. The Executive shall be entitled to100,000 shares of the Company’s common stock, due immediately upon an increase of 2.5 times the Enterprise Value on a 5-day closing average from the effectiveness of the Agreement. For clarification, the Enterprise Value as of the Company at the effective date was $25,042,464. The Agreement may be terminated by the Company for Cause provided that any such breach, if curable, shall not constitute Cause unless the Company has provided the Executive with (x) written notice of the acts or omissions giving rise to a termination of his employment for Cause; (y) the opportunity to correct the act or omission within 30 days after receiving the Company’s notice (the “Cure Period”); and (z) an opportunity to be heard before the Board with the Executive’s counsel present prior to the expiration of the Cure Period. The Company may not terminate the Executive’s employment during any Term or Renewal Term without Cause. The Executive may terminate his employment for Good Reason by providing written notice.

On February 2, 2021, the Company entered into an Employment Agreement (the “Agreement”) with Brian Mc Fadden (the “Executive”) for the role of Chief Strategy Officer. The Agreement is effective as of November 12, 2020 (the “Effective Date”) and has a term of three (3) years (the “Term”) from the Effective Date. Thereafter, the Agreement shall automatically be renewed and the Term shall be extended for additional consecutive terms of 1 year (each a “Renewal Term”), unless such renewal is objected to by either the Company or the Executive. The Executive’s initial annual base salary shall be $200,000, less applicable withholdings (the “Base Salary”) and 120,000 common shares that shall vest in their entirety on issuance. The Base Salary shall be payable in accordance with the Company’s normal payroll procedures in effect from time to time. The Base Salary due of shares, shall be payable within the first 30 days of the year. On each anniversary of the Agreement, the base salary will increase no less than $15,000 (“minimum”). For 2021, the Executive shall receive a cash bonus in the amount equal to 30% of the annual Base Salary, and an award of 200% shares of the Company’s common stock, which shall vest in their entirety on issuance (the “Principal Market”), which shall be received by the Executive no later than the first 30 days of the current fiscal year. Upon the execution of the Agreement, the Executive is entitled to a one-time signing bonus of 150,000 shares of the Company’s common stock, which shall vest in their entirety on issuance. The Executive shall be entitled to100,000 shares of the Company’s common stock, due immediately upon an increase of 2.5 times the Enterprise Value on a 5-day closing average from the effectiveness of the Agreement. For clarification, the Enterprise Value as of the Company at the effective date was $25,042,464. The Agreement may be terminated by the Company for Cause provided that any such breach, if curable, shall not constitute Cause unless the Company has provided the Executive with (x) written notice of the acts or omissions giving rise to a termination of his employment for Cause; (y) the opportunity to correct the act or omission within 30 days after receiving the Company’s notice (the “Cure Period”); and (z) an opportunity to be heard before the Board with the Executive’s counsel present prior to the expiration of the Cure Period. The Company may not terminate the Executive’s employment during any Term or Renewal Term without Cause. The Executive may terminate his employment for Good Reason by providing written notice.

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Outstanding Equity Awards at September 3, 2021

The following table provides information with respect to holdings of unvested options and stock awards held by our named executive officers, at September 3, 2021

Option Awards
Name	Number of securities underlying unexercised option exercisable (#)	Number of securities underlying unexercised option unexercisable (#)	Option exercise price ($)	Option expiration date
Christopher B. Ferguson	-	-	$-	-
Philip Anderson (1)	-	-	$-	-
Bruce Bennett	-	-	$-	-
Brett Vroman	80,000	-	$7.01	9/26/2023
Brian Mc Fadden	-	-	$-	-

(1) Mr. Anderson previously held 210,000 options pursuant to his original employment agreement with the Company, which were surrendered to the Company on January 7, 2020 in exchange for the issuance of 100,000 shares of our restricted common stock, pursuant to Mr. Anderson’s Separation and Release Agreement, dated June 7, 2019, which was further amended by that certain Amendment and Release Agreement between the Company and Mr. Anderson, dated December 2, 2019.

Non-Employee Director Compensation

We do not have a formal policy with respect to compensation payable to our non-employee directors for service as directors. The table below shows the equity and other compensation granted to our non-employee directors during fiscal year ended December 31, 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Louis Foreman	40,000	60,450	-	-	100,450
Frank Jennings	40,000	60,450	-	-	100,450
Kevin O’Donnell	40,000	60,450	-	-	100,450
Toper Taylor (1)	20,000	120,000	-	-	140,000
Mary Ann Halford (2)	30,000	60,450	-	-	90,450

(1)	On April 14, 2020, Toper Taylor provided notice of his intention to resign as a member of the Board of Directors (the “Board”) of Vinco Ventures, Inc. (the “Company”), effective as of April 14, 2020 (the “Taylor Resignation”). Mr. Taylor served as the chairman of the Board’s nominating and corporate governance committee and as a member of the Board’s audit committee and compensation committee. Mr. Taylor’s resignation was not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

(2)	On April 14, 2020, the Board appointed Mary Ann Halford to serve as a member of the Company’s Board and to serve as the chairman of the nominating and corporate governance committee, as well as a member of the Board’s audit committee and compensation committee.

(3)	On November 15, 2019, in lieu of granting the Options, the Company granted the board of directors restricted stock units of 20,000 shares which vested immediately. In addition, on November 15, 2019, the Company granted each non-employee director restricted stock units of 30,000 shares, which vested on January 1, 2020.

The Company currently expects that, upon the anticipated election of the incoming directors nominated in Proposal 1, each such director will be paid $115,000 per year and may also receive, upon approval by the entire Board of Directors, cash and/or stock-based bonuses pursuant to Company’s equity incentive plan approved by the stockholders.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR

The audit committee of the Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021 and seeks ratification of the appointment by our stockholders. Marcum LLP has served as our independent registered public accounting firm since 2018.

Service and Fees Independent Registered Public Accounting Firm

The following is a summary of the fees billed to the Company by Marcum LLP for professional accounting services rendered for the fiscal years ended December 31, 2020 and 2019.

	Fiscal Year 2020	Fiscal Year 2019
Audit Fees (1)	$277,486	$152,500
Audit-Related Fees	72,400	—
Tax Fees (2)	—	—
Other Fees (3)	98,571	393,617
Total	$448,457	$546,117

(1) Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10-Q. Other fees consist of comfort letter service fees.

(2) Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns.

(3) Other fees consist of fees billed for professional services related to non-recurring fees for the initial public offering and the acquisitions completed during the year.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firms

The policy of the audit committee is to pre-approve all audit and permissible non-audit services to be performed by the independent public accounting firm during the fiscal year. The audit committee pre-approves services by authorizing specific projects within the categories outlined above. The audit committee’s charter delegates to its Chair the authority to address any requests for pre-approval of services between audit committee meetings, and the Chair must report any pre-approval decisions to the audit committee at its next scheduled meeting. All of the services related to the fees described above were approved by the audit committee pursuant to the pre-approval provisions set forth in the applicable SEC rules and the audit committee’s charter.

Vote Required

Stockholder ratification of the audit committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021 is not required by our Bylaws or otherwise. Nonetheless, the Board of Directors has elected to submit the appointment of Marcum LLP to our stockholders for ratification. If a quorum is present, this Proposal 2 will be approved if the votes cast for ratification exceed the votes cast against ratification. If this proposal is not approved, then the matter will be referred to the audit committee for further review.

Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

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AUDIT COMMITTEE REPORT

Our audit committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The audit committee is also required to prepare this report to be included in our annual proxy statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit committee reviews our financial reporting process. In this context, the audit committee:

●	has reviewed and discussed with management the audited financial statements for the year ended December 31, 2020;

●	has discussed with Marcum LLP, our former independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 3101, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and

●	has received the written disclosures and the letter from Marcum LLP required by PCAOB Rule 3526 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with Marcum LLP the independent accountant’s independence.

Based on this review and the discussions referred to above, the audit committee recommended that our Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

This report is submitted on behalf of the members of the audit committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

Respectfully Submitted by the Audit Committee of the Board,

Frank Jennings

Mary Ann Halford

Kevin O’Donnell

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PROPOSAL 3: APPROVAL OF THE VINCO VENTURES, INC. 2021 EQUITY INCENTIVE PLAN

Overview

We originally adopted the Edison Nation, Inc. Omnibus Incentive Plan (the “2017 Plan”) in December 2017, which was amended on February 9, 2018, provides for up to 1,764,705 (shares of common stock to be issued as stock-based incentives (the “2018 Plan” and together with the 2017 Plan, the “Plans”). Stock incentive awards under the Plans can be in the form of stock options, restricted stock, restricted stock units, performance awards, and other stock-based awards that are made to employees, directors, and service providers. Awards are subject to forfeiture until vesting conditions have been satisfied under the terms of the award. We believe awards to our executive officers help align the interests of management and our stockholders and reward our executive officers for improved Company performance.

The Plans each provide for the issuance of up to 1,764,705 shares of common stock to help align the interests of management and our stockholders and reward our executive officers for improved Company performance. Stock incentive awards under the Plans can be in the form of stock options, restricted stock units, performance awards and restricted stock that are made to employees, directors and service providers. Awards are subject to forfeiture until vesting conditions have been satisfied under the terms of the award. The exercise price of stock options is equal to the fair market value of the underlying Company common stock on the date of grant.

On July 15, 2020, the Company filed a Registration Statement on Form S-8 registering 1,764,705 shares of common stock to be issued as stock-based incentives under the Company’s Amended and Restated Vinco Ventures, Inc. Omnibus Incentive Plan.

As of September 3, 2021, the Company has issued shares of Common Stock of 1,747,485 and 1,506,329 under both the original and amended Edison Nation, Inc. Omnibus Incentive Plan, respectively. The shares remaining under both the original and amended Edison Nation, Inc. Omnibus Incentive Plan are 17,220 and 258,376, respectively.

The Company does not believe that there is a sufficient number of shares available under the Plans in order to attract and retain qualified executives and employees in the long term and is seeking to have stockholders approve the Vinco Ventures, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) which was adopted by the Board on September 4, 2021, subject to stockholder approval. If approved by stockholders, the 2021 Plan will provide stock-based incentive compensation to employees, directors, and service providers. The 2021 Plan was designed by the Compensation Committee of the Board of Directors (the “Committee”) with the assistance of management as part of a comprehensive compensation strategy to provide long-term incentives for employees and non-employees to contribute to the growth of the Company and attain specific performance goals.

Approval of the 2021 Plan will allow the Company to award stock options in the form of stock options, restricted stock, restricted stock units, performance awards, and other stock-based awards to employees and to non-employee directors, consultants and service providers.

Plan Highlights

The essential features of our 2021 Plan are outlined below. The following description is not complete and is qualified by reference to the full text of our 2021 Plan, which is appended to this Proxy Statement as Appendix A.

Terms of Stock Options and Stock Appreciation Rights

(a) Conditions on Exercise. An Award Agreement (as defined in the 2021 Plan) with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments, repurchase rights on early exercise and automatic exercise of in-the-money Options upon expiration) as may be determined by the Committee at the time of grant.

(b) Duration of Awards. The right to exercise an Option or Stock Appreciation Right shall terminate upon the first to occur of the following events:

(i) Ten years following the Grant Date, or as provided in the Award Agreement;

(ii) The Participant’s Termination of Service, or as provided in the Award Agreement; or

(iii) With respect to Incentive Stock Options, as described in Section 6.01(d) of the 2021 Plan.

(c) Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Grant Date, to extend the exercise period of an Option beyond the termination or expiration of the Option under the terms of the Award Agreement. If the exercise period of an Incentive Stock Option is extended beyond 90 days following Termination of Service, or one year following death or disability, the Option will be disqualified as an Incentive Stock Option and will be treated as Nonqualified Stock Option.

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(d) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to common stock covered by any Options or Stock Appreciation Rights until such Participant shall have become the owner of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such common stock for which the record date is prior to the date on which such Participant shall have become the owner of record of any such shares; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 10.07 of the 2021 Plan.

Terms of Restricted Shares

(a) Issuance of Restricted Shares. As soon as practicable after the Grant Date of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, common stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Grant Date if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All common stock covered by Awards under the Article VII of the 2021 Plan shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b) Stockholder Rights. Beginning on the Grant Date of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and, except as otherwise specified in an Award Agreement, shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any common stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

(c) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code (as defined in the 2021 Plan), except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d) Delivery of Shares upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Sections 3.02 and 7.04 of the 2021 Plan, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of common stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e) Forfeiture of Restricted Shares. Subject to Sections 3.02 and 7.04 of the 2021 Plan, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate if the Participant incurs a Termination of Service prior to the expiration of the forfeiture period for such Restricted Shares or otherwise fails to satisfy any and all other conditions set forth in the Award Agreement. Subject to Section 3.02 of the 2021 Plan, the Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

Terms of Restricted Stock Units

(a) Settlement of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of common stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of common stock shall be determined on the basis of the Fair Market Value (as defined in the 2021 Plan) of the common stock on the date any such payment is processed. As to shares of common stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

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(b) Stockholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of common stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Corporation with respect to the shares of common stock covered by such Award of Restricted Stock Units.

(c) Dividend Equivalents. For any Restricted Stock Unit granted under the Plan, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a Dividend Equivalent Account with respect to the Restricted Stock Unit.

(d) Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee and in a manner intended to comply with, or be exempt from, Section 409A of the Code.

(e) With respect to each Award of Restricted Shares or Restricted Stock Units, the Committee shall determine whether and to what extent such Award will become immediately and fully vested and nonforfeitable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control, including without limitation an Involuntary Termination. Such provisions relating to the effect of a Change in Control on an outstanding Award of Restricted Shares or Restricted Stock Units shall be set forth in the applicable Award Agreement.

Terms of Performance Awards

(a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment contingent upon the extent to which predetermined Performance Goal targets have been met during an Award Period.

(b) Performance Targets. The performance targets may include such Performance Goals related to the performance of the Corporation or, where relevant, any one or more of its Subsidiaries, Affiliates or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. In the case of Performance Awards, the Committee, in its discretion, under extraordinary circumstances or due to unforeseeable events, as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

(c) Earning Performance Awards. The Committee, at or as soon as practicable after the Grant Date, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d) Payment of Earned Performance Awards. Payments of earned Performance Awards shall be made in cash or common stock, or a combination of cash and common stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(e) Dividend Equivalents. For any Performance Award granted under the Plan, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a Dividend Equivalent Account with respect to the Performance Award, in accordance with Section 10.17 of the 2021 Plan.

(f) Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Performance Award in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

Terms of Other Stock-Based Awards

In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX of the 2021 Plan shall be subject to the following:

(a) Any common stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses;

(b) For any such Award, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a related Dividend Equivalent Account, in accordance with Section 10.17 of the 2021 Plan; and

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(c) Subject to Section 3.02, the Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, with such provisions taking account of the specific nature and purpose of the Award.

Purpose

The purpose of the Plan is to assist in attracting and retaining highly competent employees, directors and consultants, to act as an incentive in motivating selected employees, directors and consultants of the Company and its affiliates to achieve long-term corporate objectives.

Adoption and Termination

The 2021 Plan shall remain effective beginning as of September 4, 2021 (the “Effective Date”). The 2021 Plan shall remain in effect until terminated by action of the Board of Directors.

Grants

The 2021 Plan permits the granting of incentive stock options, non-qualified stock options, stock awards, restricted stock, restricted stock units, stock appreciation rights (“SARs”), performance awards, and other stock-based awards (collectively, “grants”). Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our 2021 Plan, the grant to any particular employee is subject to the discretion of the Committee of the Board of Directors, comprised of not less than three directors. The maximum number of shares reserved and available for issuance under the 2021 Plan shall be 9,000,000 Shares, subject to adjustments. All grants will be determined by the “Committee and at this time, no grants have been determined or awarded.

Administration

The 2021 Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the 2021 Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the 2021 Plan, to establish and modify administrative rules for the 2021 Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the 2021 Plan and Awards granted hereunder as it may deem necessary or advisable. Solely to the extent permitted by applicable law, the Committee may delegate such of its powers and authority under the 2021 Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board of Directors may exercise any of the powers and authority of the Committee under the 2021 Plan. In the event of such delegation of authority or exercise of authority by the Board of Directors, references in the 2021 Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board of Directors.

Grant Instruments

All grants will be subject to the terms and conditions set forth in our 2021 Plan and to such other terms and conditions consistent with our 2021 Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Grants

The grant instrument will state the number of shares subject to the grant and the other terms and conditions of the grant, consistent with the requirements of our 2021 Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the Fair Market Value of a share of the Company’s common stock on the date of grant. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the Grant Date.

Under the 2021 Plan, the term “Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

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“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company.

Transferability

Restricted Stock, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this 2021 Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares.

Amendment and Termination

The Board of Directors shall have complete power and authority to amend the 2021 Plan at any time; provided, however, that the Board of Directors shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code (as defined in the 2021 Plan) or under any other applicable law or rule of any stock exchange which lists common stock or the Company’s voting securities. No termination or amendment of the 2021 Plan may, without the consent of the participant to whom any award shall theretofore have been granted under the 2021 Plan, materially and adversely affect the right of such individual under such award. The Board of Directors shall have the right and the power to terminate the 2021 Plan at any time. No award shall be granted under the 2021 Plan after the termination of the 2021 Plan, but the termination of the 2021 Plan shall not have any other effect and any award outstanding at the time of the termination of the 2021 Plan may be exercised after termination of the 2021 Plan at any time prior to the expiration date of such award to the same extent such award would have been exercisable had the 2021 Plan not terminated.

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our 2021 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Stock option grants under the 2021 Plan are intended either to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or to be non-qualified stock options governed by IRC §83, depending on how same are granted. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is allowed to be taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding period (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding period has been satisfied.

Restricted stock and restricted stock units are also governed by IRC §83. Generally, the award of such restricted rights do not give rise to taxable income so long as same are subject to a substantial risk of forfeiture (i.e., becomes vested or transferable). Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture” Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return in the year of income recognition by the grantee. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2020 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

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Tax Withholding

Each grantee shall, no later than the date as of which the value of an award or of any shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Compensation Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from shares to be issued pursuant to an award a number of shares having an aggregate fair market value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

No Dissenter’s Rights

Under the Nevada Revised Statutes, the stockholders are not entitled to dissenter’s rights with respect to the 2021 Plan, and the Company will not independently provide stockholders with any such right.

Vote Required

The proposal involving the Vinco Ventures, Inc. 2021 Equity Incentive Plan will be approved if it the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

Failure to submit a proxy or to vote in person at the Annual Meeting, an abstention or a broker non-vote will have no effect on this proposal.

Voting Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE VINCO VENTURES, INC. 2021 EQUITY INCENTIVE PLAN.

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PROPOSAL 4: Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the following issuances, all of which issuances are subject to a 9.9% blocker, in connection with the conversion or exercise by a single accredited investor of (i) June 4, 2021 warrants to purchase up to 27,821,829 shares at an exercise price of $3.30 per share, (ii) a July 22, 2021 $120,000,000 Senior Secured Convertible Note convertible into 30,000,000 shares at a conversion price of $4.00 per share, (iii) July 22, 2021 warrants to purchase up to 32,697,548 shares at an exercise price of $4.00 per share, (iv) July 23, 2021 warrants to purchase up to 1,007,194 shares at an exercise price of $2.78 per share, (v) August 18, 2021 Series A Warrants to purchase up to 20,500,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series A Warrants, (vi) August 18, 2021 Series B Warrants to purchase up to 2,000,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the August 18, 2021 Series B Warrants, (vii) September 1, 2021 Series A Warrants to purchase up to 20,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series A Warrants, and (viii) September 1, 2021 Series B Warrants to purchase up to 2,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the September 1, 2021 Series B Warrants, in each case without limitation and subject to any adjustment as set forth therein without any floor to the conversion price or exercise price, including any voluntary adjustments to the exercise price that we may elect to make pursuant to Section 2(e) of each of the warrants and any voluntary adjustment to the conversion price of the Senior Secured Convertible Note pursuant to Section 7(c) thereof.

Overview

June Warrant

On June 4, 2021, the Company entered into a warrant exercise agreement (the “June Agreement”) with a single accredited investor (the “Investor”) whereby the Company agreed to issue warrants purchase up to 27,821,829 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a per-share exercise price equal to $3.30 (the “June Warrant”, pursuant to the terms and conditions set forth in the June Agreement). Subject to the terms of the June Agreement, the number of shares issuable under the June Warrant are subject to adjustment on a 1.75-for-one basis for the additional exercise of certain existing warrants held by the Investor on or prior to July 7, 2021.

Pursuant to the June Agreement, the Company is required to each such stockholder’s affirmative vote for approving any voluntary adjustments that the Company may offer pursuant to Section 2(e) of the June Warrant (such affirmative approval being referred to herein as the “Warrant Adjustment Stockholder Approval”), and the Company shall take all necessary actions to obtain the Warrant Adjustment Stockholder Approval, including, without limitation, using its reasonable best efforts to solicit its stockholders’ approval of such resolutions and causing the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions.

July Offering

On July 22, 2021, the Company consummated the closing of a private placement offering (the “Offering”) whereby pursuant to the Securities Purchase Agreement (the “July Purchase Agreement”) entered into by the Company on July 22, 2021 with the Investor, the Company issued a $120,000,000 Senior Secured Convertible Note for the purchase price of $100,000,000 (the “July Note”) and warrants (the “July Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).

The July Note bears no interest absent an Event of Default (as defined below) and matures on July 22, 2022. The July Note contains a voluntary conversion mechanism whereby the Investor may convert at any time after the Initial Convertibility Date (as defined therein), in whole or in part, the outstanding principal and interest under the July Note into shares of Common Stock at a conversion price of $4.00 per share (the “Conversion Shares”). The July Note is guaranteed by the Company’s subsidiaries and certain other guarantors as described below and is a senior secured obligation of the Company and the guarantors. The July Note contains certain events of default as described in the July Note (each an “Event of Default”). If an Event of Default occurs, interest under the July Note will accrue at a rate of eighteen percent (18%) per annum and the outstanding principal amount of the July Note, plus accrued but unpaid interest, liquidated damages and other amounts owing with respect to the July Note will become, at the Investor’s election, immediately due and payable in cash. Upon completion of a Change of Control (as defined in the July Note), the Investor may require the Company to purchase any outstanding portion of the July Note in cash at a price in accordance with the terms of the July Note. The July Note also includes a right of the Company to, subject to certain equity conditions, redeem the July Note at 115% of the conversion amount of the Note being redeemed.

The July Note is guaranteed by the Company’s subsidiary, ZVV Media Partners, LLC (“ZVV”), a joint venture of the Company and ZASH Global Media and Entertainment Corporation (“ZASH”), formed for the purpose of purchasing a controlling interest in Lomotif Private Limited. The July Note and the guarantees are secured by a pledge of substantially all of the assets of the Company and the guarantors.

The July Note will not become convertible into Common Stock and the July Warrants will not be exercisable for Common Stock unless certain regulatory filings have been made and such transactions are approved by the Company’s stockholders. If the July Warrants do not become exercisable by November 19, 2021, the Company will be required to redeem the Warrant at a price of $40,000,000.

Pursuant to the July Purchase Agreement, the Investor also received a July Warrant. The July Warrant contains an exercise price of $4.00 per share, subject to adjustments as provided under the terms of the July Warrant. In connection with the closing of the Offering, the July Warrant was exercisable for an aggregate of 32,697,548 shares of the Company’s Common Stock (the “July Warrant Shares”).

Pursuant to the July Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall (i) file with the Securities and Exchange Commission (the “Commission”) a Registration Statement by the earlier of (x) five (5) trading days after the Company obtains stockholder approval of the July Note and the July Warrants and (y) one hundred twenty (120) calendar days after the Closing Date (the “Filing Deadline”) of the July Purchase Agreement to register the Conversion Shares and July Warrant Shares (the “Registration Statement”); and (ii) use its best efforts to have the Registration Statement declared effective by the Commission by the earlier of the (A) 30th calendar day after the Filing Deadline (or 45 calendar days after the Filing Deadline if the Registration Statement receives comments from the Commission) and (B) 2nd Business Day after the date the Company is notified that such Registration Statement will not be reviewed or will not be subject to further review by the Commission.

Palladium Capital Group, LLC. (the “Placement Agent”) acted as placement agent for the Offering. The Placement Agent is to receive cash compensation in the aggregate amount of $9,000,000 (8% of the gross proceeds to the Company plus an additional 1% of the gross proceeds to the Company for non-accountable expenses) (the “Placement Agent Fee”). $1,000,000 of the Placement Agent Fee is to reimburse the Placement Agent for fees and expenses and is due and payable upon the closing of the Offering. The additional $8,000,000 of the Placement Agent Fee is deferred and will only be payable upon the Company’s stockholders approving the Company’s acquisition of ZASH’s membership interests in ZVV. Additionally, in connection with the closing of the Offering, the Placement Agent received a warrant to purchase shares of Common Stock in an amount equal to $8,000,000, which is immediately exercisable upon the closing of the Offering.

July Warrant

On July 23, 2021, the Company entered into a Securities Purchase Agreement (the “July Purchase Agreement”) with the Investor whereby the Company agreed to (i) issue and sell to the Investor up to 1,007,194 shares of Common Stock (the “Purchased Shared”) at a purchase price of $2.78 per share and (ii) issue warrants (the “July 23 Warrants”) to purchase up to 1,007,194 shares of Common Stock (the “July 23 Warrant Shares”) with an exercise price of $2.78 per share, resulting in an aggregate of $2,800,000 of Purchased Shares and July 23 Warrants. The July 23 Warrants are immediately exercisable and have a term of exercise equal to three (3) years.

August Warrants

On August 18, 2021, the Company entered into a warrant exercise agreement (the “August Agreement”) with the Investor whereby the parties agreed that, subject to the satisfaction (or waiver) of the conditions set forth in Sections 4 and 5 of the August Agreement: (i) the Investor shall pay to the Company an amount equal to the exercise applicable to certain warrants issued by the Company to the investor on January 21, 2021 and February 18, 2021 (the “Existing Warrants”) in effect as of the date of such exercise multiplied by the Existing Warrant Shares (as defined in the August Agreement); (ii) the Company shall issue and deliver to the Investor the Existing Warrant Shares as set forth in Section 1 of the Existing Warrants; (iii) the Company shall issue and deliver to the Investor additional warrants to purchase an aggregate of 20,500,000 shares of Common Stock at an exercise price of $2.655 per share, subject to adjustments provided therein (the “August Series A Warrants”); and (iv) the Company shall issue and deliver to the Investor additional warrants to purchase an aggregate of 2,000,000 shares of Common Stock at an exercise price of $2.655 per share, subject to adjustments provided therein (the “August Series B Warrants,” and together with the August Series A Warrants, the “August Warrants”). The terms of the August Series A Warrants and the August Series B Warrants are substantially identical, except that, upon stockholder approval, the August Series B Warrants will be subject to an Alternate Cashless Exercise, as defined therein.

September Warrants

On September 1, 2021, the Company entered into a warrant exercise agreement (the “September Agreement”) with the Investor whereby the parties agreed that, subject to the satisfaction (or waiver) of the conditions set forth in Sections 4 and 5 of the September Agreement: (i) the Investor shall exercise warrants that were issued on May 24, 2021 and are currently held by the Investor for 6,900,000 shares of Common Stock at the exercise price set on May 24, 2021; (ii) the Company shall issue and deliver to the Investor warrants to purchase an aggregate of 20,000,000 shares of Common Stock at an exercise price of $9.00 per share, subject to adjustments provided therein (the “September Series A Warrants”); and (iii) the Company shall issue and deliver to the Investor warrants to purchase an aggregate of 2,000,000 shares of Common Stock at an exercise price of $9.00 per share, subject to adjustments provided therein (the “September Series B Warrants,” and together with the September Series A Warrants, the “September Warrants”). The terms of the September Series A Warrants and the September Series B Warrants are substantially identical, except that, upon stockholder approval, the September Series B Warrants will be subject to an Alternate Cashless Exercise, as defined therein.

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Reasons for approving the transactions described in this Proposal 4.

In evaluating the transactions described in this Proposal 4, the Company’s Board of Directors consulted with the Company’s management, legal counsel and financial advisor. In reaching its decision to approve the transactions described in this Proposal 4, and to recommend that our stockholders vote to approve such transactions, the Company’s Board of Directors considered certain factors as described below.

If our stockholders do not approve the transactions discussed in this Proposal 4, the result would be a significant financial burden on the Company. For example, the July Note will not become convertible into shares of our Common Stock and the Company will be required to redeem the July Warrant at a cash price of $40,000,000.

Vote Required

The proposal involving the issuance of shares of the Company’s common stock in connection with the conversion or exercise by a single accredited investor, subject to a 9.9% blocker, of (i) June 4, 2021 warrants to purchase up to 27,821,829 shares at an exercise price of $3.30 per share, (ii) a July 22, 2021 $120,000,000 Senior Secured Convertible Note convertible into 30,000,000 shares at a conversion price of $4.00 per share, (iii) July 22, 2021 warrants to purchase up to 32,697,548 shares at an exercise price of $4.00 per share, (iv) July 23, 2021 warrants to purchase up to 1,007,194 shares at an exercise price of $2.78 per share, (v) August 18, 2021 Series A Warrants to purchase up to 20,500,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series A Warrants, (vi) August 18, 2021 Series B Warrants to purchase up to 2,000,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the August 18, 2021 Series B Warrants, (vii) September 1, 2021 Series A Warrants to purchase up to 20,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series A Warrants, and (viii) September 1, 2021 Series B Warrants to purchase up to 2,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the September 1, 2021 Series B Warrants, in each case without limitation and subject to any adjustment as set forth therein without any floor to the conversion price or exercise price, including any voluntary adjustments to the exercise price that we may elect to make pursuant to Section 2(e) of each of the warrants and any voluntary adjustment to the conversion price of the Senior Secured Convertible Note pursuant to Section 7(c) thereof.

Failure to submit a proxy or to vote in person at the Annual Meeting, an abstention ng or a broker non-vote will have no effect on this proposal.

Voting Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL, for purposes of complying with Nasdaq Listing Rule 5635(d), OF the FOLLOWING issuances, all of which issuances are subject to a 9.9% blocker, in connection with the conversion or exercise by a single accredited investor of (i) June 4, 2021 warrants to purchase up to 27,821,829 shares at an exercise price of $3.30 per share, (ii) a July 22, 2021 $120,000,000 Senior Secured Convertible Note convertible into 30,000,000 shares at a conversion price of $4.00 per share, (iii) July 22, 2021 warrants to purchase up to 32,697,548 shares at an exercise price of $4.00 per share, (iv) July 23, 2021 warrants to purchase up to 1,007,194 shares at an exercise price of $2.78 per share, (v) August 18, 2021 Series A Warrants to purchase up to 20,500,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series A Warrants, (vi) August 18, 2021 Series B Warrants to purchase up to 2,000,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the August 18, 2021 Series B Warrants, (vii) September 1, 2021 Series A Warrants to purchase up to 20,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series A Warrants, and (viii) September 1, 2021 Series B Warrants to purchase up to 2,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the September 1, 2021 Series B Warrants, in each case without limitation and subject to any adjustment as set forth therein without any floor to the conversion price or exercise price, including any voluntary adjustments to the exercise price that we may elect to make pursuant to Section 2(e) of each of the warrants and any voluntary adjustment to the conversion price of the Senior Secured Convertible Note pursuant to Section 7(c) thereof.

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SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2022 annual meeting of Stockholders, including director nominations, must submit the same in writing, by mail, first-class postage pre-paid, to Vinco Ventures, Inc., 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018 which must be received at our executive office on or before June 16, 2022 (not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting). Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals. We will only include in our proxy materials those stockholder proposals that we receive before the deadline and that are proper for stockholder action.

Although information received after such date will not be included in the proxy materials sent to stockholders, a stockholder proposal may still be presented at the annual meeting if such proposal complies with the Company’s Bylaws. In accordance with our Bylaws, stockholder proposals may be brought before an annual meeting only if such proposal is made pursuant to written notice timely given to the Company’s Corporate Secretary accompanied by certain information required by our Bylaws. To be timely, a stockholders’ written notice must be received at the registered office of the Company no earlier than 120 days and no later than 90 days prior to the first anniversary of the preceding year’s annual meeting, provided that in the event that the date of the annual meeting is more than thirty (30) calendar days before or more than seventy (70) calendar days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which public announcement (as defined in our Bylaws) of the date of such meeting is first made by the Company. For stockholder proposals for the 2022 annual meeting of stockholders, written notice must be received between June 16, 2021 and July 16, 2021. The proposal must be sent to: Vinco Ventures, Inc., 1 West Broad Street, Suite 1004, Bethlehem, Pennsylvania 18018 and will need to comply with the SEC’s rules and regulations.

Householding

In a further effort to reduce printing costs and postage fees, we may adopt a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and have elected to receive paper copies of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Upon request, the Company will promptly deliver a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. Conversely, stockholders sharing an address who are receiving multiple copies of Proxy Statements may request delivery of a single copy.

Requests in this regard should be addressed to:

Vinco Ventures, Inc.

Attn: Investor Relations

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

Stockholders who beneficially own shares of our common stock held in street name may contact their broker, bank or other agent as your nominee to request information about householding.

ADDITIONAL INFORMATION

Our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC, can be accessed, along with this Proxy Statement, by following the instructions contained in the Notice for Annual Meeting of Stockholders and is also available on our corporate website under the “SEC Filings” link on the Investor Relations at https://investors.vincoventures.com.

If you wish to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2020, as well as a copy of any exhibit specifically requested, we will mail these documents to you free of charge. Requests should be sent to:

Vinco Ventures, Inc.

Attn: Investor Relations

1 West Broad Street, Suite 1004

Bethlehem, Pennsylvania 18018

The Annual Report on Form 10-K for the year ended December 31, 2020 is not, and shall not be, deemed to be a part of our proxy materials.

OTHER MATTERS

As of the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If you vote by return of your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the persons appointed by the Board of Directors as proxies will have the discretion to vote for you on such matters.

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Appendix A

Vinco Ventures, Inc. 2021 Plan Equity Incentive Plan

VINCO VENTURES, INC.

OMNIBUS INCENTIVE PLAN

Article I

PURPOSE AND ADOPTION OF THE PLAN

1.01. Purpose. The purpose of the Vinco Ventures, Inc. Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and Consultants, to act as an incentive in motivating selected employees, directors and Consultants of the Corporation and its Affiliates to achieve long-term corporate objectives.

1.02. Previous Plans. As of September 6, 2021, the Company has issued shares of 1,747,485 and 1,506,329 under both the original and amended Edison Nation, Inc. Omnibus Incentive Plan, respectively. The shares remaining under both the original and amended Edison Nation, Inc. Omnibus Incentive Plan are 17,220 and 258,376, respectively. All future shares will be issued under this new 2021 Plan.

1.03. Adoption and Term. The Plan shall remain effective beginning as of September 4, 2021 (the “Effective Date”). The Plan shall remain in effect until terminated by action of the Board.

Article II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01. Affiliate means an entity in which the Corporation has a controlling interest or such entity has a controlling interest in the Corporation, in either case directly or indirectly through one or more intermediaries; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Corporation, directly or indirectly. For purposes of this definition, the term “controlling interest” shall have the meaning given such term with respect to Section 409A of the Code and Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).

2.02. Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, or any other award made under the terms of the Plan.

2.03. Award Agreement means a written agreement between the Corporation and a Participant or a written acknowledgment from the Corporation to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.04. Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.05. Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Corporation, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.

2.06. Board means the Board of Directors of the Corporation.

2.07. Cause unless otherwise defined in the applicable Award Agreement, shall have the same meaning as that term is defined in a Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means the (a) commission of any act of fraud, embezzlement or dishonesty by the Participant, (b) any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Corporation (or any Affiliate), or (c) any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Affiliate) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Participant for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Cause.

2.08. Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(a) The acquisition in one or more transactions, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Corporation, an Affiliate or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or an Affiliate, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of the Company’s Voting Securities in excess of 50% of the Company’s Voting Securities;

(b) The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Corporation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;

(c) The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Corporation, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and the Company’s Voting Securities immediately prior to such sale or disposition, as the case may be; or

(d) a complete liquidation or dissolution of the Corporation.

Notwithstanding the foregoing, with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, a transaction shall not be deemed to be a Change in Control unless such transaction constitutes a “change in control event” within the meaning of Section 409A of the Code.

2.09. Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.10. Committee means the Compensation Committee of the Board or such other committee or subcommittee of the Board appointed from time to time by the Board. At such time that the Company has a class of equity securities that is subject to registration under Securities Act of 1933, the Committee shall consist of two or more non-employee directors, each of whom is intended to be (i) a “nonemployee director” as defined in Rule 16b-3; (ii) an “independent director” as defined under the rules of any stock exchange on which the Common Stock is regularly traded; and (iii) as may be applicable, “independent” as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act.

2.11. Common Stock means the common stock of the Corporation, par value $.001 per share.

2.12. Corporation means Vinco Ventures, Inc., a Nevada corporation, f/k/a Edison Nation, Inc., and its successors.

2.13. Company’s Voting Securities means the combined voting power of all outstanding voting securities of the Corporation entitled to vote generally in the election of directors to the Board.

2.14. Consultant means any natural person who provides bona fide consulting or advisory services to the Corporation or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Corporation’s or its Affiliates’ securities.

2.15. Dividend Equivalent Account means a bookkeeping account in accordance with Section 10.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.16. Exchange Act means the Securities Exchange Act of 1934, as amended.

2.17. Exercise Price means, with respect to Options, the amount established by the Committee in the Award Agreement in accordance with Section 6.01(b) which is required to purchase each share of Common Stock upon exercise of the Option, or with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement in accordance with Section 6.02(b) which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant.

2.18. Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock as reported on an established stock exchange on which the Common Stock is regularly traded on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith and otherwise in accordance with Section 409A of the Code, and any regulations and other guidance thereunder.

2.19. Good Reason unless otherwise defined in the applicable Award Agreement, shall have the same meaning as that term is defined in a Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Good Reason” means the occurrence of one of the following events to which the Participant has not consented: (a) a material reduction of the Participant’s duties and responsibilities, (b) a material reduction in the Participant’s base level of compensation, or (c) a relocation of the Participant’s place of employment by more than fifty (50) miles; provided the Participant gives notice of such event to the Corporation within sixty (60) days of the initial occurrence of such event and the Corporation fails to cure such event within thirty (30) days following such notice.

2.20. Grant Date means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.21. Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.22. Involuntary Termination means the Participant’s Termination of Service by reason of either (a) the Participant’s involuntary dismissal or discharge by the Corporation for reasons other than Cause, or (b) the Participant’s voluntary resignation for Good Reason.

2.23. Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Corporation.

2.24. Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.25. Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.26. Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.27. Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.28. Performance Awards means Awards granted in accordance with Article VIII.

2.29. Performance Goals means any business or subjective criteria determined by the Committee for measurement of performance under the terms of an Award. A Performance Goal may be measured with respect to the Corporation or any one or more of its Subsidiaries, Affiliates or divisions and either in absolute terms or as compared to another company or companies. Performance Goals may include one or more of the following:

(a) Revenue, which includes net revenue, gross revenue, product revenue, system-wide revenue or revenue growth;

(b) Operating or net income or loss, which includes profits, growth in profit margin (before or after taxes), or earnings or losses before interest, taxes, depreciation and/or amortization, or profit margin or profit growth; and may be calculated before or after allocation of corporate overhead and bonus;

(c) Earnings or loss per share (including on a diluted or undiluted basis, before or after taxes);

(d) Return on equity;

(e) Stockholder return or total stockholder return;

(f) Return on assets or net assets;

(g) Return on capital (including return on total capital or return on invested capital);

(h) Market share;

(i) Reductions in costs or improvement in or attainment of expense levels or working capital levels or attainment of operating efficiencies;

(j) Cash flow (including, but not limited to, operating cash flow and free cash flow) or cash flow per share (before or after dividends), or cash flow return on investment or capital;

(k) Cash or cash margin, debt level or debt reduction; stockholders equity; return on stockholders’ equity; operating efficiencies; cost reduction or savings;

(l) Customer or client retention and/or growth;

(m) Productivity volume, gains or ratios;

(n) Financial ratios, including those measuring liquidity, activity, profitability or leverage;

(o) Financing and other capital raising transactions (including sales of the Corporation’s equity or debt securities);

(p) Acquisitions, divestitures, reorganization and other corporate transactions; and

(q) Expansion of specific business operations.

2.30. Plan has the meaning given to such term in Section 1.01.

2.31. Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.32. Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.33. Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.34. Section 409A Covered Award means an Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code.

2.35. Securities Act means the Securities Act of 1933, as amended.

2.36. Stock Appreciation Rights means awards granted in accordance with Article VI.

2.37. Subsidiary means a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

2.38. Substitute Award means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Corporation or a Subsidiary or with which the Corporation or a Subsidiary combines.

2.39. Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or Consultant with the Corporation or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Corporation or an Affiliate. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

Article III

ADMINISTRATION

3.01. Committee.

(a) Duties and Authority. The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. Solely to the extent permitted by applicable law, the Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Corporation. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.

(b) Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Corporation to whom authority was delegated in accordance with the Plan, shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Corporation’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s Articles of Incorporation or Bylaws, conferred in a separate agreement with the Corporation, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

3.02. Limitation on Vesting for Awards. With respect to a Participant who is subject to liability under Section 16 of the Exchange Act and receives a stock-settled Award, the vested right to transfer or dispose of such shares under the Award shall not become vested for a period of at least six months after the Participant becomes the beneficial owner of the shares covered by the Award.

Article IV

SHARES

4.01. Number of Shares Issuable. Subject to adjustment in accordance with Section 10.07, the total number of shares of Common Stock initially authorized to be issued under the Plan shall be 9,000,000 shares. The shares to be offered under the Plan shall be authorized and unissued Common Stock or issued Common Stock that shall have been reacquired by the Corporation.

4.02. Shares Subject to Terminated Awards. If any portion or all of an Award is forfeited, cancelled, exchanged, settled in cash or surrendered, or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Corporation Stock underlying such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. In addition, shares of Common Stock surrendered to or withheld by the Corporation prior to issuance in payment or satisfaction of the Exercise Price of an Option or Stock Appreciation Right, or tax withholding obligation with respect to an Award, shall be available for the grant of new Awards under the Plan.

4.03. Stockholders Agreement. All shares of common stock to be issued under the Plan shall be subject to the applicable terms and conditions of any stockholder’s agreement of the Corporation, as such agreement may be amended from time to time.

Article V

PARTICIPATION

5.01. Eligible Participants. Participants in the Plan shall be such employees, non-employee directors and Consultants of the Corporation and its Subsidiaries or Affiliates as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

Article VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01. Option Awards.

(a) Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Corporation in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

(b) Exercise Price of Options. The Exercise Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

(c) Designation of Options. The Committee shall designate the Option as an Incentive Stock Option or a Non-Qualified Stock Option on the Grant Date. However, to the extent that any portion of an Option that fails to qualify as an Incentive Stock Option, such portion shall be treated as a Nonqualified Option, regardless of the designation.

(d) Limits on Incentive Stock Options.

(i) Incentive Stock Options may only be granted to Participants who are employee of the Corporation or a Subsidiary on the Grant Date.

(ii) The aggregate Fair Market Value (determined on the Grant Date) of the shares of Common Stock with respect to which an Incentive Stock Option is first exercisable by a Participant during any calendar year (including options granted under all plans of the Corporation and its parent and subsidiary corporations) cannot exceed $100,000. To the extent that an Option exceeds this limit, it shall be a Non-Qualified Stock Option. For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted. The Participant may designate at the time of exercise which the portion of the Option that is being exercised but, in the absence of a designation, the portion of the Option that is an Incentive Stock Option shall be deemed to be exercised first.

(iii) Except as provided in paragraph (iv) below, the right to exercise an Incentive Stock Option expires ten years following the Grant Date.

(iv) For a Participant who, on the Grant Date, directly or indirectly (as described in Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation, (A) the exercise price shall be at least 110% of the Fair Market Value of the Common Stock on the Grant Date, and (B) the Incentive Stock Option may not be exercisable for more than five years from the Grant Date.

6.02. Stock Appreciation Rights.

(a) Stock Appreciation Right Awards. The Committee may grant to Participants Stock Appreciation Rights as described in this Section 6.02. A Stock Appreciation Right is an Award denominated in shares of Common Stock that provides the Participant with the right to receive a payment of an amount equal to the excess, if any, of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Exercise Price of such Stock Appreciation Right established in the Award Agreement. The form of payment is determined by the Committee under Section 6.02(c), or as included in the Award Agreement.

(b) Exercise Price. The Exercise Price of any Stock Appreciation Right granted under this Plan shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

(c) Payment of Incremental Value. Any payment which may become due from the Corporation by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the exercise date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share

6.03. Terms of Stock Options and Stock Appreciation Rights.

(a) Conditions on Exercise. An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments, repurchase rights on early exercise and automatic exercise of in-the-money Options upon expiration) as may be determined by the Committee at the time of grant.

(b) Duration of Awards. The right to exercise an Option or Stock Appreciation Right shall terminate upon the first to occur of the following events:

(i) Ten years following the Grant Date, or as provided in the Award Agreement;

(ii) The Participant’s Termination of Service, or as provided in the Award Agreement; or

(iii) With respect to Incentive Stock Options, as described in Section 6.01(d).

(c) Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Grant Date, to extend the exercise period of an Option beyond the termination or expiration of the Option under the terms of the Award Agreement. If the exercise period of an Incentive Stock Option is extended beyond 90 days following Termination of Service, or one year following death or disability, the Option will be disqualified as an Incentive Stock Option and will be treated as Nonqualified Stock Option.

(d) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to Common Stock covered by any Options or Stock Appreciation Rights until such Participant shall have become the owner of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which such Participant shall have become the owner of record of any such shares; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 10.07.

6.04. Exercise Procedures. Each Option or Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Award by notice to the Corporation or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement by any method permitted under the terms of an Award Agreement. The Committee may (but shall not be required to) permit payment to be made (a) by tendering (either by actual delivery or attestation) previously acquired shares of Common Stock, (b) by a “net exercise” method under which the Corporation reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (e.g., loans prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Corporation to satisfy all or any part of the Exercise Price, the part of the Exercise Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Corporation. The Participant may not transfer to the Corporation in satisfaction of the Exercise Price any fractional share of Common Stock. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Corporation and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Corporation as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury shares.

6.05. Change in Control. With respect to each Award of Options or Stock Appreciation Rights, the Committee shall determine whether and to what extent such Award will become immediately and fully exercisable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control, including without limitation an Involuntary Termination. Such provisions relating to the effect of a Change in Control on an outstanding Award of Options shall be set forth in the applicable Award Agreement.

Article VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01. Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units, performance targets will consist of specified levels of achievement determined by the Committee. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02. Restricted Shares.

(a) Issuance of Restricted Shares. As soon as practicable after the Grant Date of a Restricted Share Award by the Committee, the Corporation shall cause to be transferred on the books of the Corporation, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Corporation as of the Grant Date if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Corporation. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Corporation, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b) Stockholder Rights. Beginning on the Grant Date of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Corporation with respect to all shares subject to the Award Agreement and, except as otherwise specified in an Award Agreement, shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

(c) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d) Delivery of Shares upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Sections 3.02 and 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, the Corporation shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e) Forfeiture of Restricted Shares. Subject to Sections 3.02 and 7.04, all Restricted Shares shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Shares shall terminate if the Participant incurs a Termination of Service prior to the expiration of the forfeiture period for such Restricted Shares or otherwise fails to satisfy any and all other conditions set forth in the Award Agreement. Subject to Section 3.02, the Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

7.03. Restricted Stock Units.

(a) Settlement of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

(b) Stockholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Corporation with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

(c) Dividend Equivalents. For any Restricted Stock Unit granted under the Plan, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a Dividend Equivalent Account with respect to the Restricted Stock Unit.

(d) Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee and in a manner intended to comply with, or be exempt from, Section 409A of the Code.

7.04. Change in Control. With respect to each Award of Restricted Shares or Restricted Stock Units, the Committee shall determine whether and to what extent such Award will become immediately and fully vested and nonforfeitable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control, including without limitation an Involuntary Termination. Such provisions relating to the effect of a Change in Control on an outstanding Award of Restricted Shares or Restricted Stock Units shall be set forth in the applicable Award Agreement.

Article VIII

PERFORMANCE AWARDS

8.01. Performance Awards.

(a) Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment contingent upon the extent to which predetermined Performance Goal targets have been met during an Award Period.

(b) Performance Targets. The performance targets may include such Performance Goals related to the performance of the Corporation or, where relevant, any one or more of its Subsidiaries, Affiliates or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. In the case of Performance Awards, the Committee, in its discretion, under extraordinary circumstances or due to unforeseeable events, as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

(c) Earning Performance Awards. The Committee, at or as soon as practicable after the Grant Date, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d) Payment of Earned Performance Awards. Payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(e) Dividend Equivalents. For any Performance Award granted under the Plan, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a Dividend Equivalent Account with respect to the Performance Award, in accordance with Section 10.17.

(f) Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Performance Award in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

8.02. Termination of Service. Subject to Section 8.03, in the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.03. Change in Control. With respect to each Performance Award, the Committee shall determine whether and to what extent such Award will become immediately and fully vested and nonforfeitable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control, including without limitation an Involuntary Termination.

Article IX

OTHER STOCK-BASED AWARDS

9.01 Grant of Other Stock-Based Awards. Other stock-based awards, consisting of Substitute Awards, stock purchase rights (with or without loans to Participants by the Corporation containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02 Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses;

(b) For any such Award, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a related Dividend Equivalent Account, in accordance with Section 10.17; and

(c) Subject to Section 3.02, the Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, with such provisions taking account of the specific nature and purpose of the Award.

Article X

GENERAL TERMS OF AWARDS

10.01. Plan Provisions Control Award Terms. Except as provided in Section 10.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any provision in the Plan as constituted on the Grant Date of such Award, the provision in the Plan as constituted on the Grant Date of such Award shall control. Except as provided in Section 10.03 and Section 10.07, the terms of any Award granted under the Plan may not be changed after the Grant Date of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

10.02. Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Corporation and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

10.03. Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Grant Date except by express written agreement between the Corporation and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

10.04. Limitation on Transfer. Except as provided in Section 7.02(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan. The Participant’s Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to a “family member” as defined in Rule 701(c)(3) as promulgated under the Securities Act, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

10.05. Taxes. With respect to taxes due on the exercise of Options or vesting of Awards hereunder (or upon an election made under section 83(b) of the Code), the Corporation shall satisfy its tax-withholding obligations by withholding shares or cash that would otherwise be payable under an Award unless the Participant has made alternative withholding arrangements. In addition, the Corporation may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a) The Committee may permit the Participant to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Corporation in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

10.06. Surrender of Awards. Any Award granted under the Plan may be surrendered to the Corporation for cancellation on such terms as the Committee and the Award holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Corporation; provided, however, that no such substitution shall be permitted without the approval of the Corporation’s stockholders if such approval is required by the rules of any applicable stock exchange.

10.07. Adjustments to Reflect Capital Changes.

(a) Recapitalization. In the event of any “equity restructuring” (within the meaning of FASB ASC Topic 718, Compensation—Stock Compensation) that causes the per share value of the Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of shares of Common Stock or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of shares of Common Stock or other securities subject to outstanding Awards, (iii) the Exercise Price of outstanding Options or Stock Appreciation Rights, and (iv) the annual Award limits or any other maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Corporation, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of the rights of Participants. No adjustment shall be made pursuant to this Section 10.07 in connection with the conversion of any convertible securities of the Corporation, or in a manner that would cause an Award to be subject to adverse tax consequences under Sections 409A or 422 of the Code. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case under this Section.

(b) Merger. Except as may be provided in an agreement of merger, in the event of a Merger in which the Corporation is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. Notwithstanding Section 10.15, in the event of a Merger in which the Corporation is not the surviving corporation, outstanding Awards shall be subject to the agreement governing the Merger. An agreement of merger may provide, without limitation, for the assumption of Awards by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents. In any event, the exercise and/or vesting of any Award that was permissible solely by reason of this Section 10.07(b) shall be conditioned upon the consummation of the Merger.

10.08. No Right to Continued Service. No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Corporation or any of its Subsidiaries.

10.09. Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Corporation or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

10.10. Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Nevada and construed in accordance therewith.

10.11. No Strict Construction. No rule of strict construction shall be implied against the Corporation, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

10.12. Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

10.13. Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

10.14. Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

10.15. Amendment and Termination.

(a) Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Corporation, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or the Company’s Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, materially and adversely affect the right of such individual under such Award.

(b) Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

10.16. Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Corporation and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provisions set forth in the Plan.

10.17. Dividend Equivalents. For any Award granted under the Plan other than an Option or Stock Appreciation Right, the Committee shall have the discretion, upon the Grant Date or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

(a) Terms and Conditions. Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(b) Unfunded Obligation. Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Corporation and no assets or funds of the Corporation shall be set aside, placed in trust, removed from the claims of the Corporation’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

10.18. Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee.

10.19. Legality of Issuance. Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act (or the Committee has determined that an exemption therefrom is available), (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Corporate policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

10.20. Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, the United States or any other applicable foreign law.

10.21. Further Assurances. As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Corporation, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Corporation, to implement the provisions and purposes of the Plan.

10.22. Compliance with Section 409A. The Plan and Awards made under the Plan are intended to comply with, or be exempt from, the requirements of Section 409A of the Code, and the Plan and any Award Agreements shall be interpreted in a manner consistent with such intent. In addition, and notwithstanding any provision of the Plan to the contrary, the Corporation reserves the right to amend the Plan or any Award granted under the Plan, by action of the Committee, without the consent of any affected Participant, to the extent deemed necessary or appropriate for purposes of maintaining compliance with Section 409A of the Code and the regulations promulgated thereunder. All Section 409A Covered Awards shall be paid in a manner intended to comply with Section 409A of the Code. In no event whatsoever shall the Corporation be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code or this Section 10.22. Notwithstanding anything in the Plan or in an Award Agreement to the contrary, the following provisions shall apply to Section 409A Covered Awards:

(a) A Termination of Service shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s service unless such termination is also a “Separation from Service” within the meaning of Section 409A of the Code and, for purposes of any such provision of Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or Award Agreement, if the Participant is deemed on the date of the Participant’s Termination of Service to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then with regard to any payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death.

(b) Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Corporation.

(c) If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Section 409A of the Code, each installment shall be treated as a separate payment.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this instrument on the 4th day of September, 2021.

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Its:	Chairman and Chief Executive Officer

PROXY CARD AND PROXY VOTING INSTRUCTIONS

VINCO VENTURES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERSS – OCTOBER 14, 2021 9:30 AM EST

The undersigned stockholders(s) of Vinco Ventures, Inc. (the “Company”) hereby revoking any proxy heretofore given, does hereby appoint Christopher Ferguson and Brett Vroman, and each of them, with full power to act alone, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2021 Annual Meeting of the Stockholders of the Company to be held on Thursday, October 14, 2021 at 9:30 A.M. Eastern Time and any and all adjournments and postponements thereof with all powers the undersigned would possess if personally present on the following proposals, each as described more fully in the accompanying proxy statement and any other matters coming before said meeting.

This proxy confers authority and shall be voted, for the election of directors in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the Annual Meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters of proxy bearing a later date, or by attending the Annual Meeting and voting in person.

VOTING INSTRUCTIONS

Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting, we ask that you appoint the Proxies to vote your shares for you in one of the following ways.

MAIL:	Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

PHONE:	1-855-682-2023 and then follow the voice instructions.

INTERNET:	www.proxyvote.com

VINCO VENTURES, INC. 1 West Broad Street Suite 1004 Bethlehem, Pennsylvania 18018	2021 Annual Meeting of Stockholders Meeting Date: Thursday, October 14, 2021

Voting Instructions

You can vote by Internet.

Instead of mailing your proxy, you may choose to vote on the Internet. Validation details including Control ID are located on this form.

Please vote immediately. Your vote is important.

Vote by Internet

Log on to the internet and go to

www.proxyvote.com

See your Control ID below.

Follow the steps outlined on this secured Web Site.

CONTROL NUMBER:

***WE MUST RECEIVE YOUR VOTING INSTRUCTIONS PRIOR TO MIDNIGHT ET 10/13/21***

This Proxy will be voted in accordance with the directions given herein. If no direction is given, this proxy will be voted in accordance with the board of director’s recommendations listed below.

PROXY CARD

A.	Voting Items (fill in only one box per nominee or item in black or blue ink)
1.	Election of Directors	For	Withhold

	Lisa King	[ ]	[ ]	Board of Directors recommendation FOR

	Roderick Vanderbilt	[ ]	[ ]	Board of Directors recommendation FOR

	Michael J. DiStasio	[ ]	[ ]	Board of Directors recommendation FOR

	Elliot Goldstein	[ ]	[ ]	Board of Directors recommendation FOR

	Phillip A. McFillin	[ ]	[ ]	Board of Directors recommendation FOR

		For	Against	Abstain

2.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm to serve for the 2021 fiscal year	[ ]	[ ]	[ ]	Board of Directors recommendation FOR

3.	To approve the Vinco Ventures, Inc. 2021 Equity Incentive Plan	[ ]	[ ]	[ ]	Board of Directors recommendation FOR

4.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the following issuances, all of which issuances are subject to a 9.9% blocker, in connection with the conversion or exercise by a single accredited investor of (i) June 4, 2021 warrants to purchase up to 27,821,829 shares at an exercise price of $3.30 per share, (ii) a July 22, 2021 $120,000,000 Senior Secured Convertible Note convertible into 30,000,000 shares at a conversion price of $4.00 per share, (iii) July 22, 2021 warrants to purchase up to 32,697,548 shares at an exercise price of $4.00 per share, (iv) July 23, 2021 warrants to purchase up to 1,007,194 shares at an exercise price of $2.78 per share, (v) August 18, 2021 Series A Warrants to purchase up to 20,500,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series A Warrants, (vi) August 18, 2021 Series B Warrants to purchase up to 2,000,000 shares at $2.655 per share, including adjustments to the exercise price as set forth in Section 2(b) of the August 18, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the August 18, 2021 Series B Warrants, (vii) September 1, 2021 Series A Warrants to purchase up to 20,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series A Warrants, and (viii) September 1, 2021 Series B Warrants to purchase up to 2,000,000 shares at $9.00 per share, including adjustments to the exercise price as set forth in Section 2(b) of the September 1, 2021 Series B Warrants and an Alternate Cashless Exercise as set forth in Section 1(d)(2) of the September 1, 2021 Series B Warrants, in each case without limitation and subject to any adjustment as set forth therein without any floor to the conversion price or exercise price, including any voluntary adjustments to the exercise price that we may elect to make pursuant to Section 2(e) of each of the warrants and any voluntary adjustment to the conversion price of the Senior Secured Convertible Note pursuant to Section 7(c) thereof.	[ ]	[ ]	[ ]	Board of Directors recommendation FOR

VINCO VENTURES, INC.	PROXY CARD

2021 Annual Meeting of Stockholders

	B.	Authorized Signatures – This section must be completed for your vote to be counted. Date and Sign Below.

Please sign exactly as name(s) appears. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodiam, please give full title.

[ ]	I PLAN TO ATTEND THE MEETING

Date (mm/dd/yyyy)	Signatures:

Address Change/Comments

If voting by mail, your must complete Sections A & B and mail in the provided envelope.